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                  AMENDED AND RESTATED AGGREGATE EXCESS OF LOSS
                             REINSURANCE AGREEMENT

         amended as of the 1st day of March, 2000 (the "Amendment Date")

                                     between

                       METROPOLITAN LIFE INSURANCE COMPANY
                               One Madison Avenue
                            New York, New York 10010
                   (hereinafter referred to as the "Company")

                                       AND

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 70 Pine Street
                            New York, New York 10270
                  (hereinafter referred to as the "Reinsurer")


         WHEREAS, the Company and the Reinsurer are parties to that certain Restatement of the Aggregate Excess of Loss Reinsurance Agreement dated as of December 31, 1998;

         WHEREAS, the Company and the Reinsurer desire to amend certain provisions of the Agreement effective as of the Amendment Date, and as a result of such amendments and for the sake of clarity, to restate the Agreement in its entirety by this Agreement;

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Agreement shall be amended and restated as follows:

TYPE:                               Aggregate Excess of Loss Reinsurance.

EFFECTIVE DATE:                     The Effective Date of this Agreement shall
                                    be 12:01 a.m., New York City Time, December
                                    31, 1998.

TERM: This Agreement shall remain in force and the Term of this Agreement shall be from the Effective Date of this Agreement until the earlier of (A) the later of March 31, 2005, or the exhaustion of the Part A Aggregate Sublimit; or (B) the Effective Date of Commutation of this Agreement.

COVERAGE:                           Part A Coverage:

                                    The Reinsurer shall indemnify the Company
                                    for Part A Covered Losses.
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                                    Part B Coverage:

                                    The Reinsurer shall indemnify the Company for Part B Covered Losses.

                                    Part C Coverage:

                                    The Reinsurer shall indemnify the Company for Part C Covered Losses.

BUSINESS
COVERED:                            Part A Business Covered:

                                    Amounts paid or to be paid by the Company as life insurance benefits, cash values or otherwise (but excluding all benefits that are included in Part C Business Covered) to its life insurance policyholders and annuity contract holders, or beneficiaries or proper assignees thereof, where such amounts arise out of policies or contracts issued by the Company but are in addition to the amounts anticipated at the time the policies or contracts were issued; and, where such amounts are payable pursuant to judgments in, or settlements of, lawsuits or other proceedings (including without limitation administrative proceedings) alleging that the Company or its agents engaged in improper sales practices.

                                    Part B Business Covered:

                                    Except as otherwise provided in this
                                    section, Part B Business Covered shall mean
                                    all death benefits for policies listed in
                                    the Company's Notice Business Policy Master
                                    File (NBPMF) that were issued and delivered
                                    in the Part B Subject Territory prior to
                                    January 1, 1997, and were in force as of the
                                    Effective Date with a policy account code
                                    of: (1) premium paying (Policy Account Code
                                    = 1), (2) fully paid up (Policy Account Code
                                    =2), or (3) single premium (Policy Account
                                    Code =9). Policies on (a) the nonforfeiture
                                    reduced paid up option (Policy Account Code
                                    =3) as of the Effective Date or on any other
                                    date during the Term of this Agreement and
                                    policies on (b) the nonforfeiture extended
                                    term insurance option (Policy Account Code
                                    =5) as of the Effective Date or on any other
                                    date during the Term of this Agreement are
                                    excluded from coverage under this Part B
                                    Business Covered subsection. Policy forms
                                    identified by the Company's plan code
                                    "Estate Saver" are also excluded from
                                    coverage under this Part B Business Covered
                                    subsection. All other policy riders and
                                    benefits are covered under this Part B
                                    Business Covered subsection except for the
                                    Accidental Death Benefit (ADB), Disability
                                    Waiver of Premium Benefit (DW), Applicant's
                                    Waiver of Premium Benefit (AWB), and
                                    Additional Insurance (AI).
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                                    Part C Business Covered:

                                    Amounts paid by the Company as death
                                    benefits (other than benefits paid pursuant to agreements providing accidental death benefits), where such amounts meet all of the following criteria: (1) such amounts arise out of policies or contracts issued by the Company but are in addition to the amounts anticipated at the time the policies or contracts were issued; and (2) such amounts are payable pursuant to the Stipulation of Settlement with exhibits, dated August 18, 1999, as amended and in effect on the Amendment Date (or as amended in the future if the Reinsurer provides its written consent to the corresponding changes in coverage resulting from such amendment) of the Metropolitan Life Insurance Company sales practices litigation, MDL No. 1091, in the United States District Court for Western Pennsylvania (as so in effect, the "Settlement Order") ; and (3) the amount of the benefit is determined as set forth in the settlement agreement or determined by the claims evaluator prior to the date of death of the measuring life.

SUBJECT
TERRITORY:                          Part A and Part C Subject Territory:

                                    The Reinsurer's liability shall be limited to policies or contracts issued for delivery in the fifty (50) States of the United States of America, the District of Columbia, or Canada for losses occurring in the fifty
                                    (50) States of the United States of America, the District of Columbia, or Canada.

                                    Part B Subject Territory:

                                    The Reinsurer's liability shall be limited to policies issued for delivery in the fifty
                                    (50) States of the United States of America and the District of Columbia for losses occurring in the fifty (50) States of the United States of America and the District of Columbia.

SUBJECT LOSSES:                     Part A Subject Losses:

                                    Part A Subject Losses shall mean all Part A
                                    Ultimate Net Loss with Claim Dates on or after December 31, 1998 arising from claims made against the Company on or prior to December 31, 1999 in respect of the Part A Business Covered hereunder.

                                    Part B Subject Losses:

                                    Part B Subject Losses shall mean all Part B
                                    Ultimate Net Loss paid by the Company on or
                                    after December 31, 1998 as a result of
                                    deaths occurring on or after December 31,
                                    1998 and on or prior to December 31, 1999 in
                                    respect of the Part B Business Covered
                                    hereunder.
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                                    Part C Subject Losses:

                                    Part C Subject Losses shall mean all Part C
                                    Ultimate Net Loss paid by the Company in respect of the Part C Business Covered hereunder.

COVERED LOSSES:                     Part A Covered Losses:

                                    Subject to the Combined Aggregate Limit and the Part A Aggregate Sublimit, Part A Covered Losses shall mean Fifty Percent (50%) of Part A Subject Losses in excess of the Part A Aggregate Retention.

                                    Part B Covered Losses:

                                    Subject to the Combined Aggregate Limit and the Part B Sublimit, Part B Covered Losses shall mean Fifty Percent (50%) of Part B Subject Losses in excess of the Part B Aggregate Retention.

                                    Part C Covered Losses:

                                    Part C Covered Losses shall mean Fifty
                                    Percent (50%) of Part C Subject Losses.

RETENTIONS:                         Part A Aggregate Retention:

                                    The Part A Aggregate Retention shall be
                                    equal to Three Hundred Eighty Five Million
                                    Dollars ($385,000,000) in the aggregate.

                                    Part B Aggregate Retention:

                                    The Part B Aggregate Retention shall be
                                    equal to Five Hundred Six Million Dollars
                                    ($506,000,000), PLUS the Company's statutory policy reserves released upon death of an insured or otherwise.

                                    Part C Aggregate Retention:

                                    The Part C Aggregate Retention shall be
                                    equal to zero (0).

SUBLIMITS:                          Part A Aggregate Sublimit:

                                    The maximum amount of Part A Covered Losses
                                    indemnified under this Agreement shall be
                                    limited to Two Hundred Seventy Five Million
                                    Dollars ($275,000,000), LESS the aggregate
                                    amount of Mortality Cover Purchase Charges
                                    paid or due to be paid by the Company to the
                                    Reinsurer. However, the Part A Aggregate
                                    Sublimit shall never be less than zero.
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                                    This Part A Aggregate Sublimit is the
                                    maximum amount payable by the Reinsurer for Part A Covered Losses under this Agreement. Under no circumstances will the Reinsurer be obligated to pay more than this amount in respect of Part A Covered Losses.

                                    Part B Sublimit

                                    The maximum amount of Part B Covered Losses indemnified under this Agreement shall be limited to Two Million Five Hundred Thousand Dollars ($2,500,000) for any individual insured.

COMBINED
AGGREGATE
LIMIT: The Combined Aggregate Limit for the sum of Part A Covered Losses and Part B Covered Losses under this Agreement shall equal Three Hundred Twenty Five Million Dollars ($325,000,000), LESS the aggregate amount of Mortality Cover Purchase Charges paid or due to be paid by the Company to the Reinsurer. However, the Combined Aggregate Limit shall never be less than zero.

                                    This Combined Aggregate Limit is the maximum amount payable by the Reinsurer under this Agreement for Part A Covered Losses and Part B Covered Losses. Under no circumstances will the Reinsurer be obligated to pay more than this amount in respect of Part A Covered Losses and Part B Covered Losses combined.

REINSURANCE
PREMIUM: The Reinsurance Premium shall equal Two Hundred Sixty Four Million Five Hundred Thousand Dollars ($264,500,000) and shall be payable in full and without deduction by the Company on or before December 31, 1998. The date the Reinsurance Premium is paid shall be referred to as the "Premium Payment Date". The Reinsurance Premium shall be payable in cash by federal wire transfer in immediately available non-reversible United States Federal Funds to an account specified by the Reinsurer.

                                    The Reinsurance Premium shall be considered fully earned when received in the account specified by the Reinsurer.

                                    The Reinsurance Premium is a net amount and includes no allowance for commissions, brokerage, taxes or any other costs which may arise in connection with this Agreement or the Business Covered hereunder. Any such amounts shall remain the sole responsibility of the Company.

                                    If the Company fails to pay the Reinsurance
                                    Premium in full and in accordance with the terms of this Reinsurance Premium Section, this Agreement shall not come into effect and shall not in any way bind the Reinsurer.

MORTALITY
COVER
PURCHASE
CHARGES: For coverage of Part C Covered Losses, the Company shall pay to the Reinsurer the Mortality Cover Purchase Charges for each calendar quarter. Such payment shall be due and payable on the Settlement Date for the calendar quarter in which the amount of the settlement death benefit and the specifics of the measuring life are first determinable by the Company. Payment of the Mortality Cover Purchase Charges shall be made first by a reduction in the Part A Aggregate Sublimit until the available Part A Aggregate Sublimit is exhausted, and then in cash to the Reinsurer. The Tabular Mortality Cost for each calendar quarter shall be equal to the amounts defined in Schedule 3.

                                    The Mortality Cover Purchase Charges for each calendar quarter shall equal the minimum statutory reserve (as of the date that the benefits and the specifics of the measuring life are first determinable by the Company) as required by New York State for the benefits associated with the Mortality Cover Purchase Charges LESS 31.00% of the Tabular Mortality Cost for such benefits. For purposes of calculating the Mortality Cover Purchase Charges pursuant to the prior sentence, such reserves shall be calculated based under the applicable regulations as in effect as of the date that the benefits and the specifics of the measuring life are first determinable by the Company regardless of when such reserves are actually calculated.

                                    If any of the Mortality Cover Purchase
                                    Charges due to be paid by the Company under this Agreement are paid later than indicated herein, interest at rates equal to the actual effective yield on the three (3) month United States Treasury Bill maturing closest to the due date shall be computed from the date such amounts are due to the date such amounts are received. Such interest computed shall be paid as an integral part of the payment made. If the Company fails to pay in full the Mortality Cover Purchase Charges or interest in accordance with this paragraph for a calendar quarter, then the mortality benefits associated with the Mortality Cover Purchase Charges shall be excluded from Part C Business Covered

REINSURER'S
MARGIN: The Reinsurer's Margin for each calendar quarter shall be equal to three quarters of one percent (0.75%) of the Tabular Mortality Cost for that calendar quarter.

DEFFERED ACQUISITION
COST ("DAC") TAX
REIMBURSEMENT
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AMOUNT:                             The initial DAC Tax Reimbursement Amount is
                                    Ten Million Eight Hundred Forty Five
                                    Thousand Four Hundred Thirty Three Dollars
                                    ($10,845,433) and all subsequent settlements will be calculated on a similar basis to that set forth hereafter.

                                    For purposes of determining DAC Tax
                                    Reimbursement Amounts, a Contract Payment shall be any payment (other than a DAC Tax Reimbursement Amount) made under this reinsurance agreement either by the Company to the Reinsurer or by the Reinsurer to the Company in accordance with the principles set forth in Treas. Reg. Section 1.848 defining net consideration.

SETTLEMENT
DATES: The first Settlement Date, which shall cover the period from December 31, 1998 through December 31, 1999, shall be March 31, 2000 (the "First Settlement Period"). The Settlement Date for each calendar quarter beginning January 1, 2000 and thereafter shall be the later of (a) the first Business Day on or after sixty (60) days after the end of that calendar quarter, or (b) the first Business Day on or after the tenth
                                    (10th) Business Day after the Reinsurer's receipt of the Company's Loss Report for the prior calendar quarter.

BUSINESS DAYS:                      Business Day shall mean any day other than a
                                    Saturday, a Sunday or a day on which banking institutions in New York, New York, or the Islands of Bermuda are authorized or obligated by law, regulation or executive order to be closed.

EXPERIENCE
BALANCE: The Reinsurer shall establish and maintain a notional Experience Balance during the time that this Agreement is in effect and whose balance shall be determined on each Settlement Date in accordance with this Experience Balance section.

                                    The Experience Balance at the Premium
                                    Payment Date shall be equal to Two Hundred
                                    Sixty One Million Five Hundred Thousand
                                    United States Dollars ($261,500,000).

                                    The Experience Balance at the Settlement
                                    Date for the period from December 31, 1998 through December 31, 1999 shall be equal to:

                                            The Experience Balance at the
                                            Premium Payment Date MULTIPLIED BY
                                            (1.0 plus the annual compounding
                                            yield on the one (1) year United
                                            States Treasury Bill as of the close
                                            of business on the Premium Payment
                                            Date) raised to the power of
                                            four-hundred-fifty six (456) days
                                            divided by three-hundred-sixty-
                                            six (366) days,

                                            LESS
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                                            Covered Losses due from the
                                            Reinsurer for the period from
                                            December 31, 1998 through December
                                            31, 1999.

                                    The Experience Balance at the Settlement
                                    Date for each calendar quarter commencing on or after Jan. 1, 2000 shall be equal to:

                                    (A)     The Experience Balance at the end of
                                            the prior Settlement Date MULTIPLIED
                                            BY (1.0 plus the actual / 365 annual
                                            compounding yield determined as of
                                            the prior Settlement Date on the
                                            three (3) month United States
                                            Treasury Bill maturing closest to
                                            the Settlement Date for the contract
                                            quarter) raised to the power of the
                                            actual number of days from the prior
                                            Settlement Date to the first
                                            Business Day on or after sixty (60)
                                            days after the end of the contract
                                            quarter DIVIDED BY three-hundred-
                                            sixty-five (365),

                                            MULTIPLIED BY,

                                            for such first Business Day on or
                                            after 60 days after the end of the
                                            contract quarter, and for each
                                            subsequent Business Day during that
                                            settlement period up to but
                                            excluding the Settlement Date, M.

                                            Where, M = 1 + [F x (1 + ND) / 360];
                                                     F = Federal Reserve
                                            Discount Rate for such Business Day,
                                            which is the percentage rate
                                            reported for such Business Day as
                                            "Discount Window Borrowing" in the
                                            Federal Reserve H.15 Statistical
                                            release;
                                                     ND = number of calendar
                                            days that is not a Business Day
                                            subsequent to such Business Day. For
                                            example, ND for a Monday during a
                                            normal working day week would be
                                            zero; ND for the Friday during such
                                            week would be two; and ND for the
                                            Friday when the next Monday is not a
                                            Business Day would be three. In
                                            general, for a normal Business Day
                                            other than Friday, M = 1 + [F x (1 +
                                            0) / 360], and for Fridays, M = 1 +
                                            [F x (1 + 2) / 360].

                                            PLUS

                                    (B)     The Mortality Cover Purchase Charges
                                            paid to the Reinsurer in cash by the
                                            Company for that calendar quarter
                                            that are not paid by a reduction in
                                            the Part A Aggregate Sublimit,

                                            LESS

                                    (C)     Covered Losses due from the
                                            Reinsurer for that calendar quarter,

                                            LESS
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                                    (D)     Reinsurer's Margin for that calendar
                                            quarter.

ULTIMATE NET LOSS:                  (a)     Part A Ultimate Net Loss:

                                            Part A Ultimate Net Loss as used
                                            herein shall mean the actual sum of
                                            all Claim Amounts with Claim Dates
                                            on or after the Effective Date in
                                            settlement of all losses arising in
                                            respect of the Part A Business
                                            Covered after making deductions for
                                            all recoveries, all salvage, and all
                                            claims upon other reinsurances,
                                            which inure to the benefit of the
                                            Reinsurer under this Agreement,
                                            whether collectable or not, and
                                            shall include Allocated Loss
                                            Adjustment Expenses paid by the
                                            Company. Part A Ultimate Net Loss
                                            shall also include Allocated Loss
                                            Adjustment Expenses paid by the
                                            Company in connection with Part C
                                            Business Covered.

                                            Part B Ultimate Net Loss:

                                            Part B Ultimate Net Loss as used
                                            herein shall mean the actual sum
                                            paid by the Company on or after the
                                            Effective Date in settlement of all
                                            death claims arising in respect of
                                            the Part B Business Covered after
                                            making deductions for all
                                            recoveries, all salvage, and all
                                            claims upon other reinsurances,
                                            which inure to the benefit of the
                                            Reinsurer under this Agreement,
                                            whether collectable or not.

                                            Part C Ultimate Net Loss:

                                            Part C Ultimate Net Loss as used
                                            herein shall mean the actual sum of
                                            all claims paid by the Company
                                            arising in respect of the Part C
                                            Business Covered after making
                                            deductions for all recoveries, all
                                            salvage, and all claims upon other
                                            reinsurances, which inure to the
                                            benefit of the Reinsurer under this
                                            Agreement, whether collectable or
                                            not. For purposes of this Agreement,
                                            Allocated Loss Adjustment Expenses
                                            paid by the Company in connection
                                            with Part C Business Covered shall
                                            be included in Part A Ultimate Net
                                            Loss and not in Part C Ultimate Net
                                            Loss.

                                    (b)     All salvages, recoveries,
                                            reinsurance or payments recovered or
                                            received subsequent to a loss
                                            settlement under this Agreement
                                            shall be applied as if recovered or
                                            received prior to the aforesaid
                                            settlement and all necessary
                                            adjustments shall be made by the
                                            parties hereto.

                                    (c)     Nothing in this definition shall be
                                            construed to mean that losses are
                                            not recoverable hereunder until the
                                            Part A Ultimate Net Loss and Part B
                                            Ultimate Net Loss and Part C
                                            Ultimate Net Loss of the Company has
                                            been ascertained.
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CLAIM AMOUNT:                               Claim Amount as used herein shall
                                            mean for each claim, the sum of the
                                            amount paid by the Company on the
                                            Claim Date plus the amount reserved
                                            by the Company on the Claim Date on
                                            the basis of New York State
                                            statutorily prescribed mortality,
                                            morbidity or interest rates, arising
                                            in respect of the Part A Business
                                            Covered.

CLAIM DATE:                                 Claim Date as used herein shall mean
                                            the date of judgment in, or
                                            settlement of, a lawsuit or other
                                            proceeding (including without
                                            limitation administrative
                                            proceedings) arising in respect of
                                            the Part A Business Covered.

CLAIMS HANDLING:                    (a)     The Company shall have the sole and
                                            absolute authority with respect to
                                            the administration, defense,
                                            settlement and payment of Part A
                                            Covered Losses, subject to the terms
                                            and conditions of this Agreement.

                                    (b)     The Company shall retain the sole
                                            and absolute authority with respect
                                            to the administration, defense,
                                            settlement and payment of Part B
                                            Covered Losses and Part C Covered
                                            Losses.

                                    (c)     In furtherance of the commonality of
                                            interest evidenced by the execution
                                            of this Agreement, the Company
                                            agrees that the Company or the
                                            Company's designated counsel shall
                                            provide the Reinsurer with updated
                                            information concerning the present
                                            and future handling of the Part A
                                            Covered Losses on a quarterly basis
                                            to allow the Reinsurer to properly
                                            reserve and project payments under
                                            this Agreement and as otherwise
                                            reasonably required by the
                                            Reinsurer.

ALLOCATED
LOSS ADJUSTMENT
EXPENSES:                                   Allocated Loss Adjustment Expenses
                                            as used herein shall mean all
                                            allocated expenses incurred by the
                                            Company on or after the Effective
                                            Date in connection with the
                                            investigation, settlement, defense
                                            or mitigation of any claim or loss
                                            which is the subject matter of the
                                            Part A Business Covered or the Part
                                            C Business Covered, and shall
                                            exclude salaries and fees of
                                            adjusters, attorneys or other
                                            persons who are employees of the
                                            Company, or its designated claims
                                            adjusters, attorneys on permanent
                                            retainer, office expenses, overhead
                                            or other unallocated expenses.

COMMUTATION:                                This Agreement may be irrevocably
                                            commuted by the Company at the end
                                            of any calendar quarter
                                            ("Effective Date of Commutation")
                                            after December 31, 1999 in the event
                                            that the Experience Balance at the
                                            Settlement Date
                                            for that calendar quarter is
                                            positive subject to the
                                            Company providing written notice to
                                            the Reinsurer on or prior to the end
                                            of such calendar quarter of its
                                            intent to commute the Agreement
                                            provided that the Experience Balance
                                            is positive.  If it is determined on
                                            the Settlement Date for that
                                            calendar quarter that the Experience
                                            Balance is positive, then upon
                                            receipt from the Company of a full
                                            release in form and substance
                                            reasonably satisfactory to the
                                            Reinsurer, the Reinsurer shall pay
                                            to the Company a Commutation
                                            Settlement equal to Ninety Nine
                                            Percent (99%) multiplied by the
                                            positive Experience Balance, if any,
                                            at the Settlement Date first
                                            following the Effective Date of
                                            Commutation, less all amounts due
                                            and payable by the Company to the
                                            Reinsurer, under this or any related
                                            agreement and the Reinsurer and the
                                            Company shall be fully and finally
                                            released from all liability and
                                            obligations under or in connection
                                            with this Agreement.  If it is
                                            determined on the Settlement Date
                                            for the calendar quarter that the
                                            Experience Balance is not positive,
                                            then this Agreement shall not be
                                            commuted as of the end of that
                                            calendar quarter.

REPORTS AND
REMITTANCES:                                Within sixty (60) days after the end
                                            of each calendar quarter during the
                                            Term of this Agreement, the Company
                                            shall provide the Reinsurer with
                                            copies of all loss reports received
                                            or prepared by the Company in
                                            connection with the Business
                                            Covered during that calendar
                                            quarter. In addition to the above,
                                            within sixty (60) days after the end
                                            of each calendar quarter, the
                                            Company shall provide to the
                                            Reinsurer a written Loss Report,
                                            providing, in a format acceptable
                                            to the Reinsurer and the Company,
                                            the following information in respect
                                            of the Business Covered hereunder,
                                            for Part A Business Covered:

                                            (1)      The amount of Subject
                                                     Losses paid by the Company
                                                     during that calendar
                                                     quarter.

                                            (2)      The net amount of Subject
                                                     Losses payable but unpaid
                                                     by the Company as at the
                                                     end of the calendar quarter
                                                     (the "Net Subject Loss").

                                            (3)      The Company's estimate of
                                                     reserves for Net Subject
                                                     Loss and Allocated Loss
                                                     Adjustment Expenses, as at
                                                     the end of that calendar
                                                     quarter.

                                            (4)      And such other information
                                                     as may be agreed to by the
                                                     Company and the Reinsurer,
                                                     including but not limited
                                                     to the updated information
                                                     referred to in
                                                     subsection (c) of the
                                                     section entitled "Claims
                                                     Handling".

                                    In addition to the above, within sixty (60) days after the end of each calendar quarter, the Company shall provide to the Reinsurer a written Loss Report, providing, in a format acceptable to the Reinsurer, the following information in respect of the Business Covered hereunder, separately for Part B Business Covered, and for Part C Business
                                    Covered:

                                                     (1)      The face amount of
                                                     death claims paid during
                                                     the calendar quarter.

                                                     (2)      The face amount of
                                                     death claims reported but
                                                     not paid as of the end of
                                                     that calendar quarter.

                                                     (3)      Statutory reserves
                                                     released in the calendar
                                                     quarter on death claims
                                                     paid.

                                                     (4)      Statutory reserves
                                                     released in the calendar
                                                     quarter on death claims
                                                     reported but not paid.

                                                     (5)      The face amount of
                                                     death claims during the
                                                     calendar quarter ceded to
                                                     other reinsurers.

                                                     (6)      Statutory reserves
                                                     released in the calendar
                                                     quarter on death claims
                                                     ceded to other reinsurers.

                                                     (7)      Policy level
                                                     detail (as detailed in
                                                     items (1) through (6)
                                                     above) for individual
                                                     insureds with Subject
                                                     Losses in excess of Five
                                                     Million Dollars
                                                     ($5,000,000).

                                                     (8)      The Company's
                                                     estimate of IBNR losses as
                                                     at the end of that calendar
                                                     quarter.

                                                     (9)      The terms of any
                                                     death benefits covered by
                                                     Part C Business Covered for
                                                     which the amount of the
                                                     settlement death benefits
                                                     and the specifics of the
                                                     measuring life are first
                                                     determinable by the Company
                                                     during the calendar
                                                     quarter.

                                                     (10)     Statutory
                                                     Mortality Reserves as at
                                                     the end of that calendar
                                                     quarter.

                                    Each Loss Report shall provide both the
                                    cumulative position from the Effective Date through the end of that calendar quarter and the changes within the calendar quarter. The first such quarterly Loss Report shall be due by June 1, 1999 for the First Settlement Period.

                                    Within sixty (60) days after the end of each calendar quarter, the Company shall furnish the Reinsurer with a written Report, providing, in a format acceptable to the Reinsurer, the Subject Losses paid by the Company for that calendar quarter in respect of the Business Covered hereunder separately for Part A Business Covered, Part B Business Covered, and Part C Business Covered.

                                    On each Settlement Date, Covered Losses due from the Reinsurer shall be paid by the Reinsurer to the Company, and Mortality Cover Purchase Charges due from the Company that are not paid by a reduction in the Part A Aggregate Sublimit shall be paid by the Company to the Reinsurer as provided in the Mortality Cover Purchase Charges section. Remittances shall be net of these items.

                                    All remittances shall be made by federal wire transfer in immediately available non-reversible United States Federal Funds to an account specified by the receiving party.

INSOLVENCY:                         1. Reinsurer's  Obligation:

                                    In the event of the insolvency of the
                                    Company, the reinsurance afforded by this Agreement shall be payable by the Reinsurer on the basis of the liability of the Company under the Business Covered, without diminution because of such insolvency, directly to the Company or its liquidator, receiver, conservator, or statutory successor, except (a) where this Agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company and (b) where the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.

                                    2. Reinsurer's Notice and Defense of Claims:

                                    The Reinsurer shall be given written notice of the pendency of each claim or loss which may involve the reinsurance afforded by this Agreement within a reasonable time after such claim or loss is filed in the insolvency proceedings. The Reinsurer shall have the right to investigate each such claim or loss and interpose at its own expense, in the proceeding where the claim or loss is to be adjudicated, any defense which it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor. If more than one Reinsurer is involved, they may designate one Reinsurer to act for all.

                                    3. Defense Expense:

                                    The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

                                    4. Offset:

                                    Any debts or credits, liquidated or
                                    unliquidated, in favor of or against either party under this Agreement on the date of the receivership or liquidation order (except where the obligation was purchased by or transferred to be used as an offset) are deemed mutual debts or credits and shall be set off with the balance only to be allowed or paid. Although such claim on the part of either party may be unliquidated or undetermined in amount on the date of the entry of the receivership or liquidation order, such claim will be regarded as being in existence as of such date and any credits or claims then in existence and held by the other party may be offset against it.

                                    5. Rights of Parties:

                                    Nothing hereinabove set forth in this
                                    Insolvency Article shall in any way change the relationship or status of the parties hereto, nor enlarge the obligations of either party to each other except as specifically hereinabove provided, to wit, to pay the statutory successor on the basis of the amount of liability determined in the liquidation or receivership proceeding, rather than on the basis of the actual amount of loss (dividends) paid by the liquidator, receiver, conservator, or statutory successor to allowed claimants. Nor, except as hereinabove specifically provided, shall anything in this Insolvency
                                    Article in any manner create any obligation or establish any right against the Reinsurer in favor of any third parties or any other persons not parties to this Agreement.

ARBITRATION:                        Except as otherwise agreed upon by the
                                    parties:

                                    1.      Resolution of Disputes: Any dispute
                                            between the Company and the
                                            Reinsurer arising out of the
                                            provisions of this Agreement, or
                                            concerning its interpretation or
                                            validity, whether arising before or
                                            after termination of this Agreement,
                                            shall be submitted to arbitration in
                                            the manner set forth in this
                                            Article. Either party may initiate
                                            arbitration of any such dispute by
                                            giving written notice to the other
                                            party, by registered or certified
                                            mail, return receipt requested, of
                                            its intention to arbitrate and of
                                            its appointment of an arbitrator in
                                            accordance with subsection (3) of
                                            this Article.

                                    2.      Composition of Panel: Unless the
                                            parties agree upon a single
                                            arbitrator within fifteen (15) days
                                            after the receipt of a notice of
                                            intention to arbitrate, all disputes
                                            shall be
                                            submitted to an arbitration panel
                                            composed of two arbitrators and an
                                            umpire, chosen in accordance with
                                            subsections (3) and (4) of this
                                            Article.

                                    3.      Appointment of Arbitrators: The
                                            members of the arbitration panel
                                            shall be chosen from disinterested
                                            persons having knowledge of the
                                            insurance, reinsurance and financial
                                            issues relevant to the matters in
                                            dispute.  The party requesting
                                            arbitration (hereinafter referred to
                                            as the "requesting party") shall
                                            appoint an arbitrator and give
                                            written notice thereof, by
                                            registered or certified mail, return
                                            receipt requested, to the other
                                            party (hereinafter referred to as
                                            the "respondent") together with its
                                            notice of intention to arbitrate.
                                            Unless a single arbitrator is agreed
                                            upon within fifteen (15) days after
                                            the receipt of the notice of
                                            intention to arbitrate, the
                                            respondent shall, within thirty (30)
                                            days after receiving such notice,
                                            also appoint an arbitrator and
                                            notify the requesting party thereof
                                            in a like manner. Before instituting
                                            a hearing, the two arbitrators so
                                            appointed shall choose an umpire.
                                            If, within twenty (20) days after
                                            they are both appointed, the
                                            arbitrators fail to agree upon the
                                            appointment of an umpire, the umpire
                                            shall be appointed by the President
                                            of the American Arbitration
                                            Association.

                                    4.      Failure of Party to Appoint
                                            Arbitrator: If the respondent fails
                                            to appoint an arbitrator within
                                            thirty (30) days after receiving a
                                            notice of intention to arbitrate,
                                            such arbitrator shall be appointed
                                            by the President of the American
                                            Arbitration Association, and shall
                                            then, together with the arbitrator
                                            appointed by the requesting party,
                                            choose an umpire as provided in
                                            subsection (3) of this Article.

                                    5.      Involvement of Other Reinsurers:

                                            (a) If more than one reinsurer of
                                            this Agreement is involved in the
                                            same dispute, all such reinsurers
                                            shall constitute and act as one
                                            party for purposes of this Article
                                            and communication shall be made by
                                            the Company to each of the reinsurer
                                            constituting the one party;
                                            provided, however, nothing herein
                                            shall impair the right of such
                                            reinsurers to assert several, rather
                                            than joint, defenses or claims, nor
                                            be construed as changing the
                                            liability of the reinsurers under
                                            the terms of this Agreement from
                                            several to joint.

                                            (b) If the Company is involved in a
                                            dispute under the terms of this
                                            Agreement and in one or more
                                            separate disputes with one or more
                                            other insurers or reinsurers in
                                            which common questions of law or
                                            fact are in issue, the Company or
                                            Reinsurer, at their option, may join
                                            with such
                                            other insurers or reinsurers in a
                                            common arbitration proceeding under
                                            the terms of this Article. If the
                                            Company and such other insurers or
                                            reinsurers have commenced
                                            arbitration, the reinsurers may at
                                            their option join such proceeding
                                            for the determination of the dispute
                                            between the Company and Reinsurer.

                                    6.      Choice of Law and Forum: Any
                                            arbitration instituted pursuant to
                                            this Article shall be held in
                                            Wilmington, Delaware. Any action to
                                            enforce any arbitration award or to
                                            compel arbitration shall be brought
                                            only in the state courts of the
                                            State of Delaware situated in New
                                            Castle County, to the exclusion of
                                            all other courts. The substantive
                                            laws of the State of Delaware,
                                            without regard to its conflict of
                                            laws rules, shall govern any action
                                            or suit brought to compel any such
                                            arbitration or to enforce any award
                                            rendered pursuant to such
                                            arbitration.

                                    7.      Submission of Dispute to Panel:
                                            Unless otherwise extended by the
                                            arbitration panel, or agreed to by
                                            the parties, each party shall submit
                                            its case to the panel within thirty
                                            (30) days after the selection of an
                                            umpire.

                                    8.      Procedure Governing Arbitration: All
                                            proceedings before the panel shall
                                            be informal and the panel shall not
                                            be bound by the formal rules of
                                            evidence. The panel shall have the
                                            power to fix all procedural rules
                                            relating to the arbitration
                                            proceeding. In reaching any
                                            decision, the panel shall give due
                                            consideration to the customs and
                                            usage of the insurance, reinsurance
                                            and finance business.

                                    9.      Arbitration Award: The arbitration
                                            panel shall render its decision
                                            within sixty (60) days after
                                            conclusion of the hearing, which
                                            decision shall be in writing,
                                            stating the reasons therefor. The
                                            decision of the majority of the
                                            panel shall be final and binding on
                                            the parties to the proceeding.
                                            Judgment on the award may be entered
                                            in any court of competent
                                            jurisdiction, and execution of any
                                            monetary judgment may occur in any
                                            jurisdiction.

                                    10.     Cost of Arbitration: Unless
                                            otherwise allocated by the panel,
                                            each party shall bear the expense
                                            of its own arbitrator and its own
                                            witnesses and shall jointly and
                                            equally bear with the other
                                            parties the expense of the umpire
                                            and the arbitration.

                                    11.     Limit of Authority of Arbitration
                                            Panel: The arbitration panel does
                                            not have the authority to award
                                            punitive, multiplied, or exemplary
                                            damages, other similar damages or
                                            any extra contractual damages of any
                                            nature or
                                            description whatsoever except to the
                                            extent claimed as Subject Loss under
                                            this Agreement, and each of the
                                            Company and the Reinsurer expressly
                                            waives all rights to punitive,
                                            multiplied, or exemplary damages,
                                            other similar damages or any extra
                                            contractual damages of any nature or
                                            description whatsoever except to the
                                            extent claimed as a Subject Loss
                                            under this Agreement.

WAIVER OF PUNITIVE
DAMAGES: The Company and the Reinsurer agree that in no event shall either party be entitled to any award against the other of punitive, multiplied, or exemplary damages, other similar damages or any extra contractual damages of any nature or description whatsoever, and each of the Company and the Reinsurer both expressly waives all rights to punitive, multiplied, or exemplary damages, other similar damages or any extra contractual damages of any nature or description whatsoever except to the extent claimed as a Subject Loss under this Agreement.

EXCLUSIONS:                         (A)     Ex Gratia Payments:  Part B Covered
                                            Losses and Part C Covered Losses
                                            under this Agreement shall exclude
                                            any Ex Gratia Payments except to the
                                            extent consented to by the
                                            Reinsurer. "Ex Gratia Payments" as
                                            used herein with respect to Part B
                                            Covered Losses means a claim payment
                                            not required by the terms of the
                                            underlying insurance policies
                                            covered by this Agreement.  "Ex
                                            Gratia Payments" as used herein with
                                            respect to Part C Covered Losses
                                            means a claim payment not required
                                            by the terms of the Settlement
                                            Order.

                                    (B)     Insolvency Funds:  The Reinsurer
                                            shall not be obligated to pay to the
                                            Company any share of any liability
                                            of the Company arising, by contract,
                                            operation of law, or otherwise, from
                                            participation or membership of the
                                            Company or any of its affiliates,
                                            whether voluntary or involuntary, in
                                            any insolvency fund or from
                                            reimbursement of any person for any
                                            such liability. "Insolvency Fund"
                                            includes any guaranty or insolvency
                                            fund, plan, pool, association, or
                                            other arrangement howsoever
                                            denominated, established or
                                            governed, which provides for any
                                            assessment of or payment or
                                            assumption by any person of part or
                                            all of any claim, debt, charge, fee,
                                            or other obligation of any insurer,
                                            or its successors or assigns which
                                            has been declared to be insolvent,
                                            or which is otherwise deemed unable
                                            to meet any claim, debt, charge, fee
                                            or other obligation in whole or in
                                            part.

                                    (C)     Assessments: This Agreement does not
                                            cover assessments of any nature
                                            whatsoever levied against the
                                            Company.

                                     (D)    Dividends: The Reinsurer shall not
                                            participate in the determination of,
                                            nor reimburse the Company for, any
                                            policyholder or other dividends paid
                                            by the Company.

                                     (E)    Assumed Reinsurance:  This Agreement
                                            does not cover reinsurance assumed
                                            by the Company.

                                     (F)    Noncontractual Damages:  Part B
                                            Covered Losses and Part C Covered
                                            Losses under this Agreement shall
                                            exclude Noncontractual Damages.
                                            "Noncontractual Damages" as used
                                            herein with respect to Part B
                                            Covered Losses means those
                                            liabilities of the Company or its
                                            affiliates, or their agents,
                                            brokers, or representatives arising
                                            from actual or alleged misconduct in
                                            their handling of claims or losses
                                            on Part B Business Covered.  Such
                                            liabilities shall include, but are
                                            not limited to, punitive, exemplary,
                                            compensatory, and consequential
                                            damages. "Noncontractual Damages"
                                            as used herein with respect to Part
                                            C Covered Losses means those
                                            liabilities of the Company or its
                                            affiliates, or their agents,
                                            brokers, or representatives arising
                                            from actual or alleged misconduct in
                                            their handling of the benefits
                                            agreed to be provided by the Company
                                            pursuant to the Settlement Order.
                                            Such liabilities shall include, but
                                            are not limited to, punitive,
                                            exemplary, compensatory, and
                                            consequential damages.

AMENDMENTS:                         This Agreement may be amended only by mutual
                                    consent of the parties expressed in a
                                    written addendum executed by the parties with the same formalities as this Agreement, and such addendum shall be deemed to be an integral part of this Agreement and binding on the parties hereto. From time to time at the request of either party, the parties shall negotiate in good faith, and attempt to reach agreement upon, any amendments to this Agreement (including, without limitation, reasonable adjustments to applicable pricing terms relating to such amendments) necessary to comply with applicable law or as required by the New
                                    York State Department of Insurance.

ACCESS TO RECORDS:                  The Reinsurer shall have the right to
                                    examine, at any reasonable time, all papers, books, accounts, documents and other records of the Company or any agent or employee of the Company including any claims adjuster or any other person acting on behalf of the Company relating to the business covered hereunder. Upon the Reinsurer's request, the Company shall supply the Reinsurer, at the Reinsurer's expense, with copies of the whole or any part of such papers, books, accounts, documents and other records relating to the business covered hereunder.
                                    The Reinsurer's right of inspection under this Access to Records section shall continue to exist after termination of this Agreement as long as one of the parties hereto has a claim against any other arising from this Agreement.

CAPTIONS AND
CATCHLINES:                         Captions and catchlines used in this
                                    Agreement are intended solely as aids to convenient reference. They shall not be considered part of this Agreement nor limit or otherwise affect its meaning, and no inference as to the meaning or intent of any provision of this Agreement may be drawn from them.

COUNTERPARTS:                       This Agreement may be executed in two or
                                    more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

CURRENCY:                           All payments hereunder shall be made in
                                    United States Dollars. All monetary amounts herein are in United States Dollars. All reports and accounts hereunder shall be rendered in United States Dollars. For the purpose of this Agreement, where the Company pays amounts in currencies other than United
                                    States Dollars, such amounts shall be
                                    converted into United States Dollars at the actual rate of exchange at which such amounts are entered in the Company's books.

DISCLOSURES
AND APPROVALS:                      The Company represents and warrants with
                                    respect to this Agreement and the
                                    transactions hereunder and with respect to any insurance and reinsurance which is covered by this Agreement and all transactions thereunder, that all disclosures, approvals and expiry of waiting periods which are necessary or appropriate under any applicable law or regulation have been made or obtained, or will be made or obtained in a timely manner.

ERRORS AND
OMISSIONS:                          Inadvertent errors and omissions of any
                                    nature made by either party shall neither increase nor reduce the liability of either party from what that liability would have been had no such error or omission taken place. Upon discovery, the party committing an error or omission shall correct such error or supply such omission retroactively to the extent possible to the time such error or omission occurred, and advise the other party thereof as soon as possible.

NON TRANSFERABILITY:                This Agreement confers no rights, powers, or
                                    obligations on any person or organization other than the Reinsurer and the Company.
                                    Neither this Agreement nor any of the
                                    rights, powers, or obligations of the
                                    Reinsurer or the Company under this
                                    Agreement may be in any way transferred or assigned to any other person or organization without the express written consent of the Reinsurer and the Company. The granting of such consent shall be at the sole and absolute discretion of each of the parties.

OTHER REINSURANCES:                 The existence or collectibility of any other
                                    reinsurance of the Company (past, present, or future) shall in no way cause any liability of the Reinsurer hereunder to be payable earlier or to be greater than would have been the case in the absence of such reinsurance and the risk of uncollectibility of reinsurance shall be with the Company.

PARTIES TO THIS
AGREEMENT:                          This is an Agreement for indemnity
                                    reinsurance solely between the Company and the Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relationship whatsoever between the
                                    Reinsurer and the policyholder, the insured or the beneficiary under any policy reinsured hereunder. The Company shall be and remain solely liable to the policyholder, the insured or the beneficiary under any policy reinsured hereunder.

RIGHT OF OFFSET:                    Both the Company and the Reinsurer shall
                                    have, and may exercise, at any time the
                                    right to offset any balance or balances due the other. Such offset may only include balances due under this Agreement and any other agreements heretofore or hereafter entered into between the Company and the Reinsurer, regardless of whether such balances are in respect of premiums, or losses or otherwise, and regardless of the capacity of any party, whether as reinsurer or reinsured, under the various agreements involved.

SALVAGE,
SUBROGATION,
AND OTHER
RECOVERIES:                         In the event of the payment of any indemnity
                                    by the Reinsurer under this Agreement, the Reinsurer shall be subrogated, to the extent of such payment, to all of the rights of the Company against any person or entity legally responsible for damages for the losses paid by the Company. The Company agrees to enforce such rights, but in case the Company refuses or neglects to do so, the Reinsurer is hereby authorized and empowered to bring any appropriate action in the name of the Company or the Company's policyholders or otherwise to enforce such rights. In determining the amount of salvage, subrogation and other recoveries, there shall first be deducted from any amount recovered the expenses incurred in effecting the recovery. The whole of the balance shall then be applied in reduction of the original losses paid by the Company and the Covered Losses and the Experience
                                    Balance shall be determined or
                                    redetermined accordingly. Any overpayment made by the Reinsurer because of the computation of loss before the application of such a recovery shall be refunded promptly by the Company but no later than three (3) Business Days after receipt of notice of such overpayment.

TAXES: The Company shall be liable for all taxes, except income and profit taxes of the Reinsurer, on amounts paid to the Reinsurer under the terms of this Agreement, and shall indemnify and hold the

                                    Reinsurer harmless for any taxes which the Reinsurer may become obligated to pay on the Company's behalf.

DAC TAXES:                          The Company and the Reinsurer agree to elect
                                    jointly under Treas. Reg. Section
                                    1.848-2(g)(8) that:

                                     (a) The party with the net positive
                                         consideration under this Agreement is
                                         required to capitalize specified policy
                                         acquisition expenses without regard to
                                         the general deductions limitation of
                                         Section 848(c)(1) of the Internal
                                         Revenue Code of 1986, as amended.

                                     (b) This joint election shall be effective
                                         for all taxable years under this
                                         Agreement. The first year for which the
                                         joint election is effective is 1998.

                                    The parties agree to exchange information pertaining to the amount of net consideration as determined under Treas. Reg. Sections 1.848-2(f) or 1.848-2(g)(2)
                                    and 1.848-3, whichever is applicable, under this Agreement to insure consistency or as is otherwise required by the Internal Revenue Service.

                                    The parties agree to take all items of net consideration into account for the same taxable year as required under Treas. Reg.
                                    Section 1.848-2(f)(4). The parties also
                                    agree to exchange such information as may be necessary to implement this requirement.

                                    The parties represent and warrant that they are subject to U.S. taxation under subchapter L of chapter 1 of the Internal Revenue Code.

DAC TAX
REIMBURSEMENT
AMOUNT: In addition to and simultaneously with any Contract Payment under this Agreement, the party making the payment agrees to pay the party receiving the payment an amount to compensate the party receiving the payment on an after-tax basis for any DAC tax incurred. Under the current tax law, the amount shall be X divided by Y where

                                    X = The product of the Contract Payment
                                    multiplied by 7.7% multiplied by 95%
                                    multiplied by 35%, and

                                    Y = 65% minus the product of 7.7% multiplied by 95% multiplied by 35%.

                                    The initial DAC Tax Reimbursement Amount corresponding to the Contract Payment consisting solely of the Reinsurance Premium is $10,845,433. If the Internal Revenue
                                    Code is
                                    amended to change the DAC tax, the
                                    formula for determining DAC Tax
                                    Reimbursement shall be appropriately
                                    adjusted.

                                    Commencing one year after the payment of any DAC Tax Reimbursement Amount generated by a Contract Payment as described above, the party that received such payment shall pay the other party an amount so that on an after-tax basis the other party is compensated for the tax cost of the DAC amortization. Under current law a party that made payment of a DAC Tax Reimbursement Amount generated by a Contract Payment will be entitled to receive payments of DAC Tax Reimbursement Amounts equal to the product of the original DAC Tax Reimbursement Amount multiplied by 10% divided by 95% in each of the nine years following the Contract Payment and by 5% divided by 95% in the tenth year following Contract Payment.

FEDERAL EXCISE
TAX: In the event that any Federal Excise Tax is due with respect to any amounts due under this Agreement, the Company agrees to pay such tax in addition to any amounts due under this Agreement and agrees to remit such tax to the United States Internal Revenue Service and shall indemnify and hold the Reinsurer harmless for any such taxes which the Reinsurer may become obligated to pay.

NO WAIVER:                          No consent or waiver, express or implied, by
                                    any other party to or of any breach or
                                    default by any other party in the
                                    performance of its obligations hereunder shall be construed to be a consent or waiver to or of any other breach or default in the performance of obligations by such other party hereunder. Failure on the part of any party to complain of any act or failure to act of any other party or to declare any other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such first party of its rights hereunder.

GOVERNING LAW:                      It is agreed that, subject to the express
                                    provisions of this Agreement to the
                                    contrary, this Agreement shall be governed by the substantive laws of the State of Delaware, without regard to its principles of conflict of laws.

REPRESENTATIONS:                    The Company acknowledges that, at the
                                    Reinsurer's request, it has provided the Reinsurer with the Company Data described in
                                    Schedule 1 prior to December 31, 1998. The
                                    Company also acknowledges that, at the
                                    Reinsurer's request, it has provided the Reinsurer with the Company Data described in
                                    Schedule 2 prior to April 24, 2000. The
                                    Company represents that all factual
                                    information contained in the Company Data is substantially complete and accurate as of the date the document containing the information was prepared. The Company further represents that any assumptions made in preparing the Company Data were based upon informed judgment and are consistent with sound actuarial principles. The Company further represents that it is not aware of any omissions, errors, changes or discrepancies which would materially affect the Company Data. The
                                    Reinsurer has relied on such data and the foregoing representations in entering into this Agreement.

DATES AND TIMES:                    All dates and times contained in this
                                    Agreement, unless otherwise specified, are
                                    New York, New York time.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Agreement to be executed by their duly authorized representatives as of the Amendment Date.

                  METROPOLITAN LIFE INSURANCE COMPANY


                                  BY:
                                     -------------------------------------------


                                  Name:
                                        ----------------------------------------


                                  Title:
                                         ---------------------------------------


                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK



                                  BY:
                                     -------------------------------------------


                                  Name:
                                        ----------------------------------------


                                  Title:
                                         ---------------------------------------

                                                                           DRAFT
                                                    FOR DISCUSSION PURPOSES ONLY
                                                                       3/29/2000

                                   SCHEDULE 1

The Company Data includes the following information:

(A)      The following e-mails and attachments thereto:

         December 14, 1998 e-mail from Joseph Dunn to Mary Rohe, "Re: Revised Traditional Ordinary Calendar Year Exposure and Paid Death Claims"

         December 15, 1998 e-mail from Ronald Rubnich to Mary Rohe, "Trad Ord Exposure"

         December 22, 1998 e-mail from Richard Daillak to Mary Rohe, "Net amount at risk basis data"

         December 23, 1998 e-mail from Richard Daillak to Mary Rohe, "MetLife Business Definition"

         December 23, 1998 e-mail from Richard Daillak to Mary Rohe, "Re:
         MetLife Business Definition"

         December 23, 1998 e-mail from Richard Daillak to Mary Rohe, "9 mos of 1998, exposure by attained age and sex"

         December 28, 1998 e-mail from Richard Daillak to Mary Rohe, "Metromatic & COLI"

         December 28, 1998 e-mail from Richard Daillak to Mary Rohe, "9 mos 1998 exposure and death experience"

(B)      The following facsimile transmission:

         December 14, 1998 facsimile from Paul Schmieder to Mary Rohe, "Re Information on Traditional Ordinary Large-sized Policies"

                                                                           DRAFT
                                                    FOR DISCUSSION PURPOSES ONLY
                                                                       3/29/2000

                                   SCHEDULE 2

The Company Data provided to AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK includes the following information:

The following e-mails and attachments thereto:

         November 5, 1999, 6:17 p.m. e-mail from Joseph Dunn to Cindy Harm, Re:
         Calculation of SDB

         April 24, 2000, 6:23 p.m. e-mail from Joseph Dunn to Rick Molen, "Re:
         Spreadsheets for Supplemental Death Benefit Calculation"

         February 7, 2000, 8:56 a.m. e-mail from Joseph Dunn to Cindy Harm, Re:
         SDB Calculations and Statutory Series Strain

         February 10, 2000, 7:50 a.m. e-mail from Joseph Dunn to Cindy Harm, Re:
         Tower Series Mortality Comparisons

         March 2, 2000, 5:02 p.m. e-mail from Joseph Dunn to Rick Molen, Re:
         Settlement Death Benefit Mortality Study Status Report

         March 2, 2000, 5:13 p.m. e-mail from Marian Zeldin to Joseph Dunn with copy to Cindy Harm and Rick Molen, Re: Settlement Death Benefit Mortality Study Status Report

         March 8, 2000, 4:07 p.m. e-mail from Marissa Limjoco to Rick Molen, Re:
         Settlement Death Benefit

         March 15, 2000, 1:38 p.m. e-mail from Marissa Limjoco to Rick Molen, "Re: Settlement Death Benefit"

         March 14, 2000 access database, "1995-1999 CY SDB data", from Marissa Limjoco to Rick Molen (as referenced in the March 15, 2000 e-mail from Marissa Limjoco to Rick Molen)

         March 23, 2000, 9:37 p.m. e-mail from Joseph Dunn to Cindy Harm and Rick Molen, Re: Settlement Death Benefit

         April 24, 2000, 5:47 p.m. e-mail from Joseph Dunn to Rick Molen, "Re:
         Selection Factors for SDB Policies"

         March 29, 2000, 11:04 a.m. e-mail from Joseph Dunn to Rick Molen, Re:
         Reserve Methodology for Settlement Death Benefits

         April 6, 2000, 11:11 a.m. e-mail from Joseph Dunn to Rick Molen, Re:
         MetLife Mortality Tables for SDB

                                                                           DRAFT
                                                    FOR DISCUSSION PURPOSES ONLY
                                                                       3/29/2000



         April 21, 2000, 3:06 p.m. e-mail from Joseph Dunn to Rick Molen, Re:
         Mortality Table corrections

         April 21, 2000, 1:32 p.m. e-mail from Marissa Limjoco to Doug Turner,
         Re: Tower Pricing Mortality

                                                                      SCHEDULE 3

                                   SCHEDULE 3

The Tabular Mortality Cost for a given measuring life shall equal:

                                    [FORMULA]

where

         FaceAmount(t) is the average face amount of settlement death benefit that is potentially recoverable as a Part C Covered Loss under this Agreement during the year commencing at March 24th in calendar year 1999+t;

         t(0) is the number of policy years that have elapsed as of the anniversary of the underlying policy in calendar year 2000;

         d is the number of days from March 24, 2000 to the Settlement Date at which the mortality cover purchase charge is paid by the Company;

         x is the age of the measuring life as of the last birthday on or before the issue date of the underlying policy;

         q[x]+t-1 is the mortality rate for an individual of issue age x and policy year t as shown in the attached tables;

               1
         V = ----- ;
             1 + i

         i = 4.6%;

         margin is the Reinsurer's Margin defined in the Agreement; and

         the product over s is defined to be 1 when s ranges from 1 to 0.

                                   Schedule 3

              Mortality Rates Per Thousand - Traditional Life Male

                                                       Select Mortality by
                                                           Policy Year

   Issue Age          1               2               3               4               5               6               7
   ---------          --------        --------        --------        --------        --------        --------        --------
       0              0.990287        0.516932        0.478486        0.430236        0.401286        0.366445        0.361451
       1              0.506927        0.461132        0.430236        0.401286        0.362686        0.356695        0.312051
       2              0.452207        0.414632        0.401286        0.362686        0.353036        0.307945        0.272531
       3              0.406607        0.386732        0.362686        0.353036        0.304786        0.268945        0.252771
       4              0.379247        0.349532        0.353036        0.304786        0.266186        0.249445        0.203371
       5              0.342767        0.340232        0.304786        0.266186        0.246886        0.200695        0.203371
       6              0.333647        0.293732        0.266186        0.246886        0.198636        0.200695        0.292291
       7              0.288047        0.256532        0.246886        0.198636        0.198636        0.288445        0.440491
       8              0.251567        0.237932        0.198636        0.198636        0.285486        0.434695        0.588691
       9              0.233327        0.191432        0.198636        0.285486        0.430236        0.580945        0.687491
       10             0.187727        0.191432        0.285486        0.430236        0.574986        0.678445        0.806724
       11             0.187727        0.275132        0.430236        0.574986        0.671486        0.796109        1.009830
       12             0.269807        0.414632        0.574986        0.671486        0.787944        0.996543        1.145930
       13             0.406607        0.554132        0.671486        0.787944        0.986322        1.130852        1.168269
       14             0.543407        0.647132        0.787944        0.986322        1.119253        1.152897        1.160509
       15             0.634607        0.759365        0.986322        1.119253        1.141072        1.145239        1.152255
       16             0.730787        0.950549        1.119253        1.141072        1.133493        1.137094        1.122036
       17             0.908643        1.078658        1.141072        1.133493        1.125431        1.107272        1.080626
       18             1.019506        1.089044        1.127620        1.119600        1.091373        1.064219        1.047316
       19             1.027556        1.070065        1.112603        1.083423        1.050001        1.032430        1.007920
       20             1.008985        1.050791        1.076609        1.036876        1.018608        0.994577        0.975584
       21             0.990146        1.011876        1.030313        1.001596        0.982260        0.964622        0.966546
       22             0.952822        0.962501        0.995216        0.960706        0.951667        0.955663        0.978872
       23             0.905626        0.923977        0.953521        0.925758        0.942802        0.968822        1.003994
       24             0.868688        0.878594        0.918782        0.912134        0.956762        0.994688        1.049587
       25             0.828301        0.842051        0.905209        0.919577        0.982281        1.040912        1.099723
       26             0.794219        0.824087        0.911537        0.937820        1.022479        1.087187        1.159103
       27             0.776600        0.824102        0.929548        0.974771        1.065535        1.144614        1.228033
       28             0.781892        0.837524        0.966097        1.015392        1.120466        1.211316        1.303520
       29             0.794096        0.865258        1.005135        1.064926        1.183027        1.285663        1.379812
       30             0.819718        0.893454        1.055267        1.123875        1.254071        1.359349        1.444779
       31             0.844450        0.927282        1.112302        1.188140        1.322807        1.421700        1.529382
       32             0.881401        0.968282        1.174404        1.249724        1.381695        1.503183        1.619210
       33             0.898843        0.994466        1.236569        1.301686        1.457334        1.589580        1.718923
       34             0.923040        1.031936        1.286300        1.368911        1.539034        1.687264        1.844610
       35             0.939851        1.070891        1.352537        1.439685        1.629532        1.808441        1.969831
       36             0.952416        1.124931        1.423999        1.521517        1.744141        1.926681        2.084706
       37             0.995572        1.179984        1.502894        1.621569        1.855482        2.034140        2.213274
       38             1.040547        1.244031        1.601475        1.719557        1.960589        2.159172        2.354831
       39             1.091321        1.324181        1.700139        1.811189        2.078019        2.291614        2.498492
       40             1.155393        1.402399        1.785906        1.910793        2.207325        2.428152        2.685526
       41             1.219008        1.473315        1.888661        2.022942        2.335302        2.594491        2.911903
       42             1.273349        1.554210        1.999236        2.135536        2.497388        2.799653        3.158805
       43             1.337801        1.641006        2.107399        2.281939        2.690704        3.029434        3.429313
       44             1.406577        1.730375        2.245525        2.462902        2.903657        3.284468        3.724553
       45             1.482776        1.838903        2.413380        2.659290        3.131793        3.562430        4.032731
       46             1.584005        1.974283        2.594604        2.873420        3.383242        3.851953        4.352597
       47             1.710165        2.120245        2.791211        3.110194        3.638728        4.156805        4.680851
       48             1.843535        2.274465        3.003534        3.351338        3.905790        4.464145        5.023591
       49             1.992603        2.444638        3.226185        3.599552        4.193262        4.784373        5.406375
       50             2.154524        2.623593        3.453964        3.857368        4.486808        5.148028        5.853484
       51             2.322297        2.801325        3.684003        4.119228        4.814068        5.565944        6.333818
       52             2.495087        2.979708        3.926686        4.410795        5.203097        6.014154        6.855588
       53             2.670902        3.168188        4.196557        4.758095        5.612714        6.500711        7.418505
       54             2.853120        3.371108        4.518479        5.129501        6.057114        7.024370        8.027054
       55             3.056051        3.614783        4.854440        5.516732        6.542649        7.589561        8.694939

                                                       Select Mortality by
                                                           Policy Year

   Issue Age          8               9               10              11              12              13              14
   ---------          --------        --------        --------        --------        --------        --------        --------
       0              0.311103        0.273082        0.255841        0.205841        0.205841        0.295841        0.445841
       1              0.271703        0.253282        0.205841        0.205841        0.295841        0.445841        0.595841
       2              0.252003        0.203782        0.205841        0.295841        0.445841        0.595841        0.695841
       3              0.202753        0.203782        0.295841        0.445841        0.595841        0.695841        0.816522
       4              0.202753        0.292882        0.445841        0.595841        0.695841        0.816522        1.022095
       5              0.291403        0.441382        0.595841        0.695841        0.816522        1.022095        1.159848
       6              0.439153        0.589882        0.695841        0.816522        1.022095        1.159848        1.182458
       7              0.586903        0.688882        0.816522        1.022095        1.159848        1.182458        1.174604
       8              0.685403        0.808357        1.022095        1.159848        1.182458        1.174604        1.166250
       9              0.804274        1.011874        1.159848        1.182458        1.174604        1.166250        1.135664
       10             1.006764        1.148249        1.182458        1.174604        1.166250        1.135664        1.093751
       11             1.142450        1.170634        1.174604        1.166250        1.135664        1.093751        1.063265
       12             1.164722        1.162858        1.166250        1.135664        1.093751        1.063265        1.026395
       13             1.156985        1.154588        1.135664        1.093751        1.063265        1.026395        0.996510
       14             1.148757        1.124307        1.093751        1.063265        1.026395        0.996510        0.989300
       15             1.118629        1.082813        1.063265        1.026395        0.996510        0.989300        1.005002
       16             1.077344        1.052632        1.026395        0.996510        0.989300        1.005002        1.033980
       17             1.047316        1.016131        0.996510        0.989300        1.005002        1.033980        1.084284
       18             1.008946        0.984552        0.987321        1.003997        1.033980        1.084284        1.139609
       19             0.977577        0.975449        0.999977        1.031912        1.084284        1.139609        1.207399
       20             0.968524        0.988922        1.026742        1.079946        1.139609        1.207399        1.285898
       21             0.982892        1.016402        1.073441        1.133911        1.207399        1.285898        1.373572
       22             1.009164        1.063682        1.125934        1.200155        1.285898        1.373572        1.461666
       23             1.056092        1.115677        1.189288        1.276897        1.373572        1.461666        1.538636
       24             1.107700        1.179629        1.264038        1.361210        1.461666        1.538636        1.637454
       25             1.171177        1.253751        1.346100        1.447049        1.538636        1.637454        1.742960
       26             1.242178        1.333738        1.428047        1.518634        1.634179        1.741217        1.862322
       27             1.320003        1.414892        1.498631        1.612892        1.734246        1.858597        2.009379
       28             1.398814        1.483245        1.589968        1.711587        1.849286        2.003351        2.157537
       29             1.464781        1.571956        1.704615        1.823213        1.989285        2.148907        2.298463
       30             1.552306        1.668013        1.797141        1.963163        2.131647        2.286971        2.459194
       31             1.643612        1.774793        1.933022        2.101441        2.263986        2.444438        2.634039
       32             1.748720        1.906900        2.069078        2.231808        2.417387        2.615601        2.813617
       33             1.876760        2.038872        2.197331        2.380499        2.581358        2.791108        3.034493
       34             2.006509        2.165153        2.343611        2.544482        2.751718        3.007183        3.301477
       35             2.126079        2.306724        2.507605        2.709513        2.958631        3.268462        3.593635
       36             2.259999        2.465461        2.672936        2.916148        3.202433        3.543324        3.906912
       37             2.412780        2.627919        2.879734        3.169418        3.482232        3.844276        4.245052
       38             2.571646        2.831182        3.126499        3.446296        3.789470        4.172523        4.602875
       39             2.767458        3.073675        3.399579        3.750322        4.125593        4.519440        4.970093
       40             3.001043        3.338487        3.699431        4.082929        4.477722        4.889768        5.352640
       41             3.259427        3.628965        4.023200        4.431368        4.849606        5.271375        5.747082
       42             3.542841        3.946405        4.366474        4.794383        5.228034        5.677067        6.194017
       43             3.848278        4.283038        4.719078        5.168440        5.624555        6.124704        6.709256
       44             4.171790        4.628713        5.087175        5.560375        6.067994        6.654487        7.270510
       45             4.508226        4.984240        5.472856        5.998682        6.586025        7.218471        7.887959
       46             4.854216        5.356164        5.897863        6.510717        7.151565        7.823436        8.557119
       47             5.210299        5.778142        6.401178        7.062356        7.750848        8.495809        9.291981
       48             5.614312        6.264254        6.943411        7.654063        8.408223        9.215895       10.090679
       49             6.086254        6.787296        7.516951        8.294362        9.120788       10.018307       10.919458
       50             6.586576        7.347578        8.154225        8.997149        9.914919       10.829955       11.866045
       51             7.129812        7.970295        8.844977        9.770176       10.718075       11.768683       13.181556
       52             7.725055        8.635741        9.594416       10.561443       11.646980       13.073400       14.692195
       53             8.369441        9.366962       10.371248       11.476595       12.924685       14.571519       16.119672
       54             9.077475       10.113925       11.269700       12.735411       14.405591       15.987272       17.681882
       55             9.789473       10.989783       12.492059       14.194410       15.805222       17.536501       19.416647

                  Select Mortality by
                     Policy Year                 Ultimate Mortality

   Issue Age           15                     Attained Age        Rate
   ---------           --------               ------------        ----
       0               0.595841                          15        0.695841
       1               0.695841                          16        0.816522
       2               0.816522                          17        1.022095
       3               1.022095                          18        1.159848
       4               1.159848                          19        1.182458
       5               1.182458                          20        1.174604
       6               1.174604                          21        1.166250
       7               1.166250                          22        1.135664
       8               1.135664                          23        1.093751
       9               1.093751                          24        1.063265
       10              1.063265                          25        1.026395
       11              1.026395                          26        0.996510
       12              0.996510                          27        0.989300
       13              0.989300                          28        1.005002
       14              1.005002                          29        1.033980
       15              1.033980                          30        1.084284
       16              1.084284                          31        1.139609
       17              1.139609                          32        1.207399
       18              1.207399                          33        1.285898
       19              1.285898                          34        1.373572
       20              1.373572                          35        1.461666
       21              1.461666                          36        1.538636
       22              1.538636                          37        1.637454
       23              1.637454                          38        1.742960
       24              1.742960                          39        1.862322
       25              1.862322                          40        2.009379
       26              2.009379                          41        2.157537
       27              2.157537                          42        2.298463
       28              2.298463                          43        2.459194
       29              2.459194                          44        2.634039
       30              2.634039                          45        2.813617
       31              2.813617                          46        3.034493
       32              3.034493                          47        3.301477
       33              3.301477                          48        3.593635
       34              3.593635                          49        3.914741
       35              3.914741                          50        4.266384
       36              4.266384                          51        4.635323
       37              4.635323                          52        5.020296
       38              5.020296                          53        5.417652
       39              5.417652                          54        5.834601
       40              5.834601                          55        6.301136
       41              6.301136                          56        6.846180
       42              6.846180                          57        7.434059
       43              7.434059                          58        8.065398
       44              8.065398                          59        8.758566
       45              8.758566                          60        9.510728
       46              9.501217                          61       10.338810
       47             10.318133                          62       11.187970
       48             11.154406                          63       12.170303
       49             12.145962                          64       13.519545
       50             13.451947                          65       15.084389
       51             14.993882                          66       16.549971
       52             16.434121                          67       18.172540
       53             18.027160                          68       19.955444
       54             19.775845                          69       21.917407
       55             21.698233                          70       24.131461

                                   Schedule 3

              Mortality Rates Per Thousand - Traditional Life Male

                                                       Select Mortality by
                                                           Policy Year

   Issue Age          1               2               3               4               5               6               7
   ---------          --------        --------        --------        --------        --------        --------        --------
       56             3.286166        3.873145        5.218313        5.947066        7.056960        8.219354        9.375519
       57             3.538612        4.137549        5.622999        6.410231        7.630042        8.849684       10.162203
       58             3.798802        4.431834        6.058334        6.906325        8.200782        9.590198       11.261781
       59             4.055216        4.745853        6.534128        7.417624        8.872151       10.599323       12.520043
       60             4.289338        5.097033        7.026045        8.008059        9.801670       11.780908       13.686826
       61             4.580093        5.437353        7.618609        8.828263       10.875844       12.875877       14.974173
       62             4.833203        5.829575        8.395637        9.774684       11.849779       14.065546       16.403375
       63             5.148038        6.394745        9.261815       10.641631       12.938849       15.385647       17.950356
       64             5.529494        7.059494       10.112032       11.594081       14.128454       16.810651       19.691272
       65             6.079009        7.646087       11.012559       12.631796       15.429854       18.436436       21.610548
       66             6.537239        8.286678       11.993222       13.764131       16.892023       20.228323       23.817919
       67             7.050946        8.940039       13.084692       15.033900       18.500543       22.232016       26.270418
       68             7.603024        9.687494       14.285825       16.427206       20.323058       24.514722       29.036959
       69             8.197110       10.521317       15.629769       18.032309       22.368871       27.055529       32.021013
       70             8.880378       11.456514       17.121883       19.800352       24.641786       29.827793       35.540352
       71             9.595827       12.481647       18.824966       21.759706       27.116176       33.052527       39.359683
       72            10.396478       13.622903       20.714952       23.926037       30.031597       36.548277       43.370398
       73            11.314487       14.914766       22.729735       26.433137       33.144996       40.260823       47.698515
       74            12.284867       16.309582       25.144799       29.149840       36.442045       44.209847       52.263485
       75            13.398581       17.947878       27.719476       31.968621       39.999385       48.426419       57.230161
       76            14.615970       19.630518       30.441110       35.006981       43.729321       52.945162       62.465550
       77            15.980623       21.439706       33.262646       38.238347       47.716010       57.770687       68.153205
       78            17.348159       23.337987       36.253658       41.615333       52.041363       62.930737       74.040561
       79            18.826778       25.337867       39.509147       45.277577       56.576734       68.345133       80.267247
       80            20.309987       27.453047       43.049506       49.178238       61.415696       73.973799       92.708229
       81            23.676437       31.272562       46.741087       54.201488       70.981832       92.708229      120.415645
       82            30.476822       40.387084       53.347174       70.259634       92.149746      120.415645      129.238995
       83            39.081467       52.113164       69.124750       91.479566      120.415645      129.238995      138.125663
       84            50.024841       67.370838       90.250903      120.415645      129.238995      138.125663      150.249337
       85            63.863015       87.905273      120.415645      129.238995      138.125663      150.249337      162.699579
       86            81.091777      120.415645      129.238995      138.125663      150.249337      162.699579      167.574508
       87           120.415645      129.238995      138.125663      150.249337      162.699579      167.574508      174.934780
       88           129.238995      138.125663      150.249337      162.699579      167.574508      174.934780      186.912763
       89           138.125663      150.249337      162.699579      167.574508      174.934780      186.912763      206.366225
       90           150.249337      162.699579      167.574508      174.934780      186.912763      206.366225      232.642809
       91           162.699579      167.574508      174.934780      186.912763      206.366225      232.642809      260.804543
       92           167.574508      174.934780      186.912763      206.366225      232.642809      260.804543      296.008348
       93           174.934780      186.912763      206.366225      232.642809      260.804543      296.008348      338.260607
       94           186.912763      206.366225      232.642809      260.804543      296.008348      338.260607     1000.000000
       95           206.366225      232.642809      260.804543      296.008348      338.260607     1000.000000     1000.000000
       96           232.642809      260.804543      296.008348      338.260607     1000.000000     1000.000000     1000.000000
       97           260.804543      296.008348      338.260607     1000.000000     1000.000000     1000.000000     1000.000000
       98           296.008348      338.260607     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       99           338.260607     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000

                                                       Select Mortality by
                                                           Policy Year
   Issue Age         8                9               10              11              12              13              14
   ---------          --------        --------        --------        --------        --------        --------        --------
       56            10.624674       12.181110       13.922891       15.556973       17.336603       19.237048       21.325637
       57            11.775523       13.560865       15.259073       17.064015       19.017538       21.128380       23.455780
       58            13.108334       14.861874       16.718737       18.718206       20.865371       23.238597       25.836965
       59            14.348825       16.282596       18.339053       20.536610       22.973151       25.597734       28.516892
       60            15.701075       17.840167       20.120179       22.587048       25.278759       28.252575       31.570020
       61            17.201592       19.550327       22.104418       24.853459       27.900152       31.244891       34.945224
       62            18.848970       21.501132       24.321834       27.430255       30.854736       34.620990       38.680427
       63            20.704794       23.630722       26.842883       30.334530       34.152651       38.281660       43.048251
       64            22.753541       26.049931       29.684272       33.576235       37.803139       42.648422       47.793900
       65            25.080768       28.806424       32.819689       37.125235       42.070891       47.300671       52.862787
       66            27.700986       31.846987       36.287823       41.315659       46.659473       52.317248       58.224669
       67            30.586077       35.211152       40.382725       45.820984       51.608046       57.623174       64.039309
       68            33.775589       39.138812       44.785203       50.626075       56.841231       63.311589       70.230414
       69            37.539497       43.354838       49.425888       55.758541       62.451557       69.504143       76.948009
       70            41.579214       47.898377       54.435253       61.326900       68.487363       76.072695       84.168772
       71            45.879881       52.690919       59.805305       67.252702       75.038234       83.211320       94.923796
       72            50.465390       57.886772       65.582279       73.605903       81.992744       94.923796      103.171268
       73            55.372832       63.403466       71.696128       80.426004       94.923796      103.171268      111.696662
       74            60.643635       69.308910       78.337017       87.614664      103.171268      111.696662      120.415645
       75            66.285099       75.725783       85.336493      103.171268      111.696662      120.415645      129.238995
       76            72.331179       82.393855       92.647799      111.696662      120.415645      129.238995      138.125663
       77            78.691827       89.449489      111.696662      120.415645      129.238995      138.125663      150.249337
       78            85.425810      111.696662      120.415645      129.238995      138.125663      150.249337      162.699579
       79            92.261443      120.415645      129.238995      138.125663      150.249337      162.699579      167.574508
       80           120.415645      129.238995      138.125663      150.249337      162.699579      167.574508      174.934780
       81           129.238995      138.125663      150.249337      162.699579      167.574508      174.934780      186.912763
       82           138.125663      150.249337      162.699579      167.574508      174.934780      186.912763      206.366225
       83           150.249337      162.699579      167.574508      174.934780      186.912763      206.366225      232.642809
       84           162.699579      167.574508      174.934780      186.912763      206.366225      232.642809      260.804543
       85           167.574508      174.934780      186.912763      206.366225      232.642809      260.804543      296.008348
       86           174.934780      186.912763      206.366225      232.642809      260.804543      296.008348      338.260607
       87           186.912763      206.366225      232.642809      260.804543      296.008348      338.260607     1000.000000
       88           206.366225      232.642809      260.804543      296.008348      338.260607     1000.000000     1000.000000
       89           232.642809      260.804543      296.008348      338.260607     1000.000000     1000.000000     1000.000000
       90           260.804543      296.008348      338.260607     1000.000000     1000.000000     1000.000000     1000.000000
       91           296.008348      338.260607     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       92           338.260607     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       93          1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       94          1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       95          1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       96          1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       97          1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       98          1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       99          1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000

                Select Mortality by
                    Policy Year               Ultimate Mortality

   Issue Age         15                     Attained Age        Rate
   ---------         --------               ------------        ----
       56           23.793621                          71       26.581239
       57           26.102777                          72       29.368581
       58           28.722472                          73       32.512894
       59           31.797610                          74       36.026004
       60           35.233432                          75       39.876729
       61           38.959564                          76       44.425440
       62           43.403655                          77       49.322911
       63           48.188484                          78       54.553960
       64           53.244665                          79       60.149451
       65           58.705864                          80       66.156310
       66           64.568559                          81       72.627108
       67           70.811431                          82       79.573949
       68           77.584600                          83       87.041130
       69           84.865101                          84       94.923796
       70           94.923796                          85      103.171268
       71          103.171268                          86      111.696662
       72          111.696662                          87      120.415645
       73          120.415645                          88      129.238995
       74          129.238995                          89      138.125663
       75          138.125663                          90      150.249337
       76          150.249337                          91      162.699579
       77          162.699579                          92      167.574508
       78          167.574508                          93      174.934780
       79          174.934780                          94      186.912763
       80          186.912763                          95      206.366225
       81          206.366225                          96      232.642809
       82          232.642809                          97      260.804543
       83          260.804543                          98      296.008348
       84          296.008348                          99      338.260607
       85          338.260607                         100     1000.000000
       86         1000.000000
       87         1000.000000
       88         1000.000000
       89         1000.000000
       90         1000.000000
       91         1000.000000
       92         1000.000000
       93         1000.000000
       94         1000.000000
       95         1000.000000
       96         1000.000000
       97         1000.000000
       98         1000.000000
       99         1000.000000

                                   Schedule 3

            Mortality Rates Per Thousand - Traditional Life Female



                             Select Mortality by Policy Year
   Issue Age          1               2               3               4               5               6               7
   ---------          --------        --------        --------        --------        --------        --------        --------
       0              0.782117        0.379053        0.335419        0.306469        0.277519        0.270644        0.254493
       1              0.371717        0.323253        0.306469        0.277519        0.267869        0.251144        0.224853
       2              0.316997        0.295353        0.277519        0.267869        0.248569        0.221894        0.205093
       3              0.289637        0.267453        0.267869        0.248569        0.219619        0.202394        0.175453
       4              0.262277        0.258153        0.248569        0.219619        0.200319        0.173144        0.165573
       5              0.253157        0.239553        0.219619        0.200319        0.171369        0.163394        0.165573
       6              0.234917        0.211653        0.200319        0.171369        0.161719        0.163394        0.185333
       7              0.207557        0.193053        0.171369        0.161719        0.161719        0.182894        0.234733
       8              0.189317        0.165153        0.161719        0.161719        0.181019        0.231644        0.284133
       9              0.161957        0.155853        0.161719        0.181019        0.229269        0.280394        0.313773
       10             0.152837        0.155853        0.181019        0.229269        0.277519        0.309644        0.334270
       11             0.152837        0.174453        0.229269        0.277519        0.306469        0.329871        0.344150
       12             0.171077        0.220953        0.277519        0.306469        0.326488        0.339621        0.326382
       13             0.216677        0.267453        0.306469        0.326488        0.336138        0.322088        0.338122
       14             0.262277        0.295353        0.326488        0.336138        0.318784        0.333673        0.348213
       15             0.289637        0.314647        0.336138        0.318784        0.330251        0.343631        0.358006
       16             0.302805        0.323947        0.318784        0.330251        0.340107        0.353295        0.368395
       17             0.309665        0.307222        0.330251        0.340107        0.349672        0.363547        0.376310
       18             0.290374        0.315193        0.338345        0.347860        0.358327        0.370597        0.394150
       19             0.297397        0.321075        0.345686        0.355717        0.365645        0.388548        0.396280
       20             0.302748        0.326481        0.353480        0.361075        0.383346        0.391034        0.405363
       21             0.307639        0.332226        0.358790        0.376944        0.386191        0.400809        0.415467
       22             0.312837        0.335175        0.374543        0.377717        0.395426        0.410790        0.424865
       23             0.315369        0.347732        0.374892        0.384660        0.405261        0.420503        0.435629
       24             0.326925        0.345433        0.381762        0.392079        0.415269        0.431591        0.439130
       25             0.325660        0.349880        0.389102        0.399129        0.426207        0.435500        0.441675
       26             0.330005        0.354232        0.395640        0.406916        0.427788        0.436641        0.455208
       27             0.333820        0.357690        0.403327        0.407828        0.427945        0.449518        0.466322
       28             0.339369        0.363398        0.404199        0.407806        0.440035        0.459974        0.480633
       29             0.344555        0.362010        0.403687        0.418223        0.449231        0.474049        0.521828
       30             0.342957        0.358833        0.414429        0.426770        0.462400        0.514089        0.556004
       31             0.339152        0.364167        0.422375        0.438090        0.500269        0.547122        0.614838
       32             0.346148        0.367686        0.433025        0.472630        0.531727        0.604306        0.661739
       33             0.341318        0.366679        0.467655        0.500936        0.585874        0.649629        0.739565
       34             0.340343        0.390265        0.495015        0.550326        0.628972        0.725944        0.812158
       35             0.355440        0.412118        0.543744        0.588370        0.701105        0.796234        0.901626
       36             0.366524        0.452242        0.581960        0.654631        0.767923        0.881876        0.975908
       37             0.400237        0.482236        0.646619        0.713956        0.849287        0.952237        1.064974
       38             0.425251        0.535243        0.705109        0.787071        0.917806        1.038941        1.162895
       39             0.469540        0.583020        0.778184        0.847868        0.999892        1.131676        1.259232
       40             0.508705        0.641903        0.836032        0.919428        1.090051        1.223781        1.369770
       41             0.557962        0.689699        0.908778        0.998997        1.176985        1.323337        1.482647
       42             0.596090        0.747848        0.987290        1.076303        1.273809        1.425493        1.601281
       43             0.643718        0.810384        1.062122        1.163918        1.370019        1.535700        1.735627
       44             0.694615        0.872103        1.145345        1.254030        1.471940        1.662318        1.878923
       45             0.747314        0.937944        1.228815        1.348064        1.585047        1.797137        2.026970
       46             0.807932        1.005241        1.315273        1.454281        1.706742        1.936105        2.199515
       47             0.870761        1.074808        1.412673        1.568997        1.828932        2.100574        2.378764
       48             0.934536        1.151141        1.515191        1.684482        1.973728        2.268636        2.580203
       49             1.008486        1.233245        1.621576        1.818976        2.130976        2.457336        2.792924
       50             1.086891        1.318695        1.745405        1.960277        2.304502        2.659462        3.003028
       51             1.167255        1.415605        1.872175        2.115707        2.486939        2.855511        3.227659
       52             1.260852        1.514259        2.016814        2.278609        2.669358        3.064761        3.487114
       53             1.357327        1.627236        2.167934        2.441058        2.860191        3.306605        3.763927
       54             1.465412        1.741508        2.318127        2.613949        3.080968        3.563954        4.084594
       55             1.578751        1.854501        2.473781        2.806101        3.319544        3.861974        4.420958

                             Select Mortality by Policy Year
   Issue Age       8                9               10              11              12              13              14
   ---------        --------        --------        --------        --------        --------        --------        --------
       0            0.224170        0.205508        0.177584        0.167584        0.167584        0.187584        0.237584
       1            0.204470        0.175808        0.167584        0.167584        0.187584        0.237584        0.287584
       2            0.174920        0.165908        0.167584        0.187584        0.237584        0.287584        0.317584
       3            0.165070        0.165908        0.187584        0.237584        0.287584        0.317584        0.338330
       4            0.165070        0.185708        0.237584        0.287584        0.317584        0.338330        0.348330
       5            0.184770        0.235208        0.287584        0.317584        0.338330        0.348330        0.330346
       6            0.234020        0.284708        0.317584        0.338330        0.348330        0.330346        0.342229
       7            0.283270        0.314408        0.338330        0.348330        0.330346        0.342229        0.352442
       8            0.312820        0.334946        0.348330        0.330346        0.342229        0.352442        0.362354
       9            0.333255        0.344846        0.330346        0.342229        0.352442        0.362354        0.372869
       10           0.343105        0.327043        0.342229        0.352442        0.362354        0.372869        0.380881
       11           0.325391        0.338807        0.352442        0.362354        0.372869        0.380881        0.400152
       12           0.337096        0.348918        0.362354        0.372869        0.380881        0.400152        0.403544
       13           0.347156        0.358731        0.372869        0.380881        0.400152        0.403544        0.414059
       14           0.356919        0.369140        0.380881        0.400152        0.403544        0.414059        0.425248
       15           0.367276        0.377072        0.400152        0.403544        0.414059        0.425248        0.436207
       16           0.375167        0.396151        0.403544        0.414059        0.425248        0.436207        0.448639
       17           0.394150        0.399508        0.414059        0.425248        0.436207        0.448639        0.453646
       18           0.396683        0.409090        0.424397        0.435771        0.448639        0.453646        0.457695
       19           0.406191        0.419295        0.434026        0.447742        0.453646        0.457695        0.474175
       20           0.416318        0.429227        0.445499        0.451832        0.457695        0.474175        0.488295
       21           0.426610        0.441012        0.449110        0.455406        0.474175        0.488295        0.506462
       22           0.437872        0.445027        0.452202        0.471330        0.488295        0.506462        0.552784
       23           0.441852        0.448083        0.467063        0.484877        0.506462        0.552784        0.592123
       24           0.444879        0.463269        0.479994        0.501904        0.552784        0.592123        0.658285
       25           0.459950        0.476087        0.496333        0.547256        0.592123        0.658285        0.712313
       26           0.471693        0.491775        0.540070        0.584426        0.656969        0.711600        0.801262
       27           0.486710        0.535095        0.576728        0.648411        0.708751        0.799660        0.884704
       28           0.529014        0.570807        0.639195        0.699491        0.795654        0.882050        0.987543
       29           0.563701        0.631954        0.696642        0.784436        0.875857        0.983592        1.075974
       30           0.624054        0.681683        0.773218        0.864356        0.975692        1.070594        1.183304
       31           0.671711        0.763603        0.851085        0.961867        1.059834        1.176205        1.300777
       32           0.752385        0.839584        0.947053        1.044771        1.163188        1.291672        1.418054
       33           0.826314        0.933228        1.028631        1.145439        1.274762        1.406710        1.547763
       34           0.918415        1.013568        1.127689        1.256551        1.386857        1.533833        1.681005
       35           0.995276        1.109940        1.238340        1.365586        1.509069        1.664195        1.821708
       36           1.087457        1.217527        1.347151        1.487400        1.630575        1.796204        1.977347
       37           1.191512        1.324462        1.468827        1.613765        1.765235        1.945646        2.141498
       38           1.296101        1.444063        1.591912        1.747018        1.917907        2.104910        2.313541
       39           1.411560        1.565016        1.723336        1.898094        2.081235        2.271604        2.511556
       40           1.528034        1.692367        1.872337        2.059712        2.250635        2.470966        2.720160
       41           1.652289        1.836674        2.029581        2.227337        2.450670        2.678862        2.951800
       42           1.793085        1.990840        2.194719        2.422764        2.656837        2.915839        3.199818
       43           1.941338        2.152781        2.384710        2.626552        2.888869        3.164011        3.442067
       44           2.096865        2.339045        2.585254        2.855904        3.134715        3.413969        3.704989
       45           2.278159        2.532943        2.810953        3.098908        3.378845        3.678470        4.012232
       46           2.466866        2.751018        3.046826        3.340210        3.644375        3.979412        4.341625
       47           2.676099        2.984978        3.284013        3.598915        3.942490        4.310518        4.728256
       48           2.900344        3.213767        3.538302        3.893260        4.266080        4.689540        5.130624
       49           3.122447        3.458747        3.823518        4.208310        4.641144        5.093826        5.603218
       50           3.356462        3.737366        4.137209        4.578230        5.041258        5.557290        6.126612
       51           3.626599        4.043888        4.500797        4.967663        5.499880        6.076343        6.849578
       52           3.919461        4.394326        4.878298        5.419506        6.013506        6.793376        7.643733
       53           4.258818        4.762649        5.321909        5.925534        6.716099        7.580951        8.268677
       54           4.615459        5.189866        5.818711        6.617746        7.494625        8.200762        8.903173
       55           5.023377        5.674186        6.491292        7.384756        8.107378        8.829971        9.576539

                  Select Mortality by
                      Policy Year                  Ultimate Mortality
   Issue Age            15                     Attained Age        Rate
   ---------            --------               ------------        ----
       0                0.287584                          15        0.317584
       1                0.317584                          16        0.338330
       2                0.338330                          17        0.348330
       3                0.348330                          18        0.330346
       4                0.330346                          19        0.342229
       5                0.342229                          20        0.352442
       6                0.352442                          21        0.362354
       7                0.362354                          22        0.372869
       8                0.372869                          23        0.380881
       9                0.380881                          24        0.400152
       10               0.400152                          25        0.403544
       11               0.403544                          26        0.414059
       12               0.414059                          27        0.425248
       13               0.425248                          28        0.436207
       14               0.436207                          29        0.448639
       15               0.448639                          30        0.453646
       16               0.453646                          31        0.457695
       17               0.457695                          32        0.474175
       18               0.474175                          33        0.488295
       19               0.488295                          34        0.506462
       20               0.506462                          35        0.552784
       21               0.552784                          36        0.592123
       22               0.592123                          37        0.658285
       23               0.658285                          38        0.712313
       24               0.712313                          39        0.801262
       25               0.801262                          40        0.884704
       26               0.884704                          41        0.987543
       27               0.987543                          42        1.075974
       28               1.075974                          43        1.183304
       29               1.183304                          44        1.300777
       30               1.300777                          45        1.418054
       31               1.418054                          46        1.547763
       32               1.547763                          47        1.681005
       33               1.681005                          48        1.821708
       34               1.821708                          49        1.981309
       35               1.981309                          50        2.152260
       36               2.152260                          51        2.329850
       37               2.329850                          52        2.536926
       38               2.536926                          53        2.753199
       39               2.753199                          54        2.996752
       40               2.996752                          55        3.255156
       41               3.255156                          56        3.512313
       42               3.512313                          57        3.788332
       43               3.788332                          58        4.102487
       44               4.102487                          59        4.443834
       45               4.443834                          60        4.839566
       46               4.834727                          61        5.256787
       47               5.246273                          62        5.741003
       48               5.723780                          63        6.283705
       49               6.271138                          64        7.025208
       50               6.990082                          65        7.847775
       51               7.800688                          66        8.489401
       52               8.429976                          67        9.150229
       53               9.077027                          68        9.842280
       54               9.753700                          69       10.589852
       55              10.483953                          70       11.482672

                                   Schedule 3

            Mortality Rates Per Thousand - Traditional Life Female

                               Select Mortality by Policy Year
   Issue Age          1               2               3               4               5               6               7
   ---------          --------        --------        --------        --------        --------        --------        --------
       56             1.685910        1.973721        2.654309        3.017363        3.590958        4.179145        4.810960
       57             1.803246        2.104576        2.852941        3.261868        3.879509        4.541133        5.246894
       58             1.932271        2.248580        3.082804        3.511534        4.208155        4.951560        5.851998
       59             2.057495        2.414944        3.322289        3.806285        4.580821        5.507763        6.513653
       60             2.182644        2.591596        3.605350        4.134678        5.093276        6.129112        7.020735
       61             2.328756        2.790127        3.933599        4.587461        5.658246        6.604754        7.539789
       62             2.480113        3.009895        4.362654        5.085358        6.078411        7.082277        8.090354
       63             2.658007        3.322923        4.818534        5.458685        6.514963        7.588398        8.673088
       64             2.873310        3.672759        5.187024        5.837846        6.968334        8.122416        9.369861
       65             3.162653        3.922103        5.545039        6.230163        7.455256        8.772762       10.158193
       66             3.353314        4.172504        5.915210        6.650427        8.037871        9.508469       11.149694
       67             3.550289        4.409342        6.322141        7.153705        8.696313       10.407298       12.344218
       68             3.749909        4.680714        6.797742        7.721726        9.513673       11.519233       13.773683
       69             3.960605        5.006445        7.346885        8.441322       10.510918       12.833792       15.412367
       70             4.225623        5.385217        8.015132        9.303996       11.688833       14.356725       17.483045
       71             4.510588        5.842935        8.845671       10.321718       13.051568       16.259232       19.773039
       72             4.866821        6.401272        9.826139       11.516090       14.773173       18.360679       22.282098
       73             5.316569        7.074820       10.940285       13.003015       16.650980       20.684514       25.051284
       74             5.827328        7.850135       12.369254       14.643943       18.722568       23.219034       28.085450
       75             6.449010        8.828938       13.925374       16.424289       21.007697       26.023481       31.464584
       76             7.189902        9.861741       15.639510       18.385684       23.499345       29.108733       35.175438
       77             8.028151       11.014924       17.469559       20.548595       26.233796       32.531679       39.299170
       78             8.912839       12.257123       19.482059       22.879704       29.305397       36.287740       43.731717
       79             9.887834       13.616111       21.721743       25.496591       32.623832       40.367738       48.540106
       80            10.914219       15.093417       24.241926       28.357639       36.274898       44.734262       57.394974
       81            13.017074       17.610124       26.952305       32.013859       42.924927       57.394974       76.293597
       82            17.162029       23.288397       31.509262       42.488191       57.049222       76.293597       83.791059
       83            22.535540       30.780401       41.801891       56.634318       76.293597       83.791059       91.637222
       84            29.546942       40.741246       55.873662       76.293597       83.791059       91.637222      102.057698
       85            38.619956       54.421500       76.293597       83.791059       91.637222      102.057698      113.159363
       86            50.203315       76.293597       83.791059       91.637222      102.057698      113.159363      118.864642
       87            76.293597       83.791059       91.637222      102.057698      113.159363      118.864642      127.286916
       88            83.791059       91.637222      102.057698      113.159363      118.864642      127.286916      140.604334
       89            91.637222      102.057698      113.159363      118.864642      127.286916      140.604334      161.969570
       90           102.057698      113.159363      118.864642      127.286916      140.604334      161.969570      190.569238
       91           113.159363      118.864642      127.286916      140.604334      161.969570      190.569238      221.437195
       92           118.864642      127.286916      140.604334      161.969570      190.569238      221.437195      260.025797
       93           127.286916      140.604334      161.969570      190.569238      221.437195      260.025797      306.336374
       94           140.604334      161.969570      190.569238      221.437195      260.025797      306.336374     1000.000000
       95           161.969570      190.569238      221.437195      260.025797      306.336374     1000.000000     1000.000000
       96           190.569238      221.437195      260.025797      306.336374     1000.000000     1000.000000     1000.000000
       97           221.437195      260.025797      306.336374     1000.000000     1000.000000     1000.000000     1000.000000
       98           260.025797      306.336374     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       99           306.336374     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000

                               Select Mortality by Policy Year
   Issue Age        8                9               10              11              12              13              14
   ---------         --------        --------        --------        --------        --------        --------        --------
       56            5.485674        6.329712        7.243496        7.980037        8.729318        9.487958       10.303926
       57            6.118956        7.055150        7.827228        8.592065        9.379693       10.208617       11.161157
       58            6.819716        7.623482        8.418210        9.232059       10.081539       11.057813       12.144851
       59            7.360311        8.198605        9.045055        9.922691       10.931504       12.032399       13.349387
       60            7.905798        8.798998        9.721484       10.747781       11.882462       13.225655       14.834450
       61            8.484045        9.446148       10.518128       11.682547       13.060678       14.681675       16.576269
       62            9.107272       10.231061       11.432653       12.840708       14.498345       16.422469       18.617679
       63            9.852133       11.107791       12.565747       14.253905       16.200312       18.425744       21.176338
       64           10.695465       12.194549       13.948356       15.926889       18.195422       20.979654       24.010119
       65           11.740862       13.535863       15.568022       17.869133       20.695554       23.762337       27.158935
       66           13.016428       15.106620       17.466070       20.324039       23.440220       26.878657       30.579626
       67           14.508508       16.947846       19.865110       23.018989       26.514295       30.263721       34.413565
       68           16.256880       19.253203       22.498646       26.009795       29.853044       34.022501       38.611996
       69           18.466466       21.780077       25.393184       29.284414       33.560336       38.212699       43.330762
       70           20.888060       24.608405       28.589423       32.955965       37.653683       42.837858       48.534224
       71           23.571377       27.673298       32.138288       36.974879       42.255335       47.982129       56.066303
       72           26.504448       31.107303       36.056496       41.448764       47.279462       56.066303       62.390882
       73           29.756357       34.858606       40.373337       46.376032       56.066303       62.390882       69.150572
       74           33.341279       39.029053       45.171460       51.749198       62.390882       69.150572       76.293597
       75           37.326293       43.665745       50.403607       62.390882       69.150572       76.293597       83.791059
       76           41.708315       48.665551       56.027012       69.150572       76.293597       83.791059       91.637222
       77           46.478965       54.092895       69.150572       76.293597       83.791059       91.637222      102.057698
       78           51.659650       69.150572       76.293597       83.791059       91.637222      102.057698      113.159363
       79           57.118372       76.293597       83.791059       91.637222      102.057698      113.159363      118.864642
       80           76.293597       83.791059       91.637222      102.057698      113.159363      118.864642      127.286916
       81           83.791059       91.637222      102.057698      113.159363      118.864642      127.286916      140.604334
       82           91.637222      102.057698      113.159363      118.864642      127.286916      140.604334      161.969570
       83          102.057698      113.159363      118.864642      127.286916      140.604334      161.969570      190.569238
       84          113.159363      118.864642      127.286916      140.604334      161.969570      190.569238      221.437195
       85          118.864642      127.286916      140.604334      161.969570      190.569238      221.437195      260.025797
       86          127.286916      140.604334      161.969570      190.569238      221.437195      260.025797      306.336374
       87          140.604334      161.969570      190.569238      221.437195      260.025797      306.336374     1000.000000
       88          161.969570      190.569238      221.437195      260.025797      306.336374     1000.000000     1000.000000
       89          190.569238      221.437195      260.025797      306.336374     1000.000000     1000.000000     1000.000000
       90          221.437195      260.025797      306.336374     1000.000000     1000.000000     1000.000000     1000.000000
       91          260.025797      306.336374     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       92          306.336374     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       93         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       94         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       95         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       96         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       97         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       98         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       99         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000

                  Select Mortality by
                     Policy Year                Ultimate Mortality
   Issue Age          15                     Attained Age        Rate
   ---------          --------               ------------        ----
       56            11.321915                          71       12.494703
       57            12.269798                          72       13.748082
       58            13.445624                          73       15.277498
       59            14.941393                          74       17.088937
       60            16.712980                          75       19.193483
       61            18.752033                          76       21.853806
       62            21.351168                          77       24.778245
       63            24.208345                          78       28.027796
       64            27.355129                          79       31.590523
       65            30.832350                          80       35.551203
       66            34.697974                          81       39.929675
       67            38.931433                          82       44.809475
       68            43.689238                          83       50.190511
       69            48.935749                          84       56.066303
       70            56.066303                          85       62.390882
       71            62.390882                          86       69.150572
       72            69.150572                          87       76.293597
       73            76.293597                          88       83.791059
       74            83.791059                          89       91.637222
       75            91.637222                          90      102.057698
       76           102.057698                          91      113.159363
       77           113.159363                          92      118.864642
       78           118.864642                          93      127.286916
       79           127.286916                          94      140.604334
       80           140.604334                          95      161.969570
       81           161.969570                          96      190.569238
       82           190.569238                          97      221.437195
       83           221.437195                          98      260.025797
       84           260.025797                          99      306.336374
       85           306.336374                         100     1000.000000
       86          1000.000000
       87          1000.000000
       88          1000.000000
       89          1000.000000
       90          1000.000000
       91          1000.000000
       92          1000.000000
       93          1000.000000
       94          1000.000000
       95          1000.000000
       96          1000.000000
       97          1000.000000
       98          1000.000000
       99          1000.000000

                                   Schedule 3

               Mortality Rate Per Thousand - Universal Life Male

                 Select Mortality by Policy Year

   Issue Age          1               2               3               4               5               6               7
   ---------          --------        --------        --------        --------        --------        --------        --------
       0              0.990775        0.517430        0.479003        0.430753        0.401803        0.366967        0.361979
       1              0.507415        0.461630        0.430753        0.401803        0.363203        0.357217        0.312579
       2              0.452695        0.415130        0.401803        0.363203        0.353553        0.308467        0.273059
       3              0.407095        0.387230        0.363203        0.353553        0.305303        0.269467        0.253299
       4              0.379735        0.350030        0.353553        0.305303        0.266703        0.249967        0.203899
       5              0.343255        0.340730        0.305303        0.266703        0.247403        0.201217        0.203899
       6              0.334135        0.294230        0.266703        0.247403        0.199153        0.201217        0.292819
       7              0.288535        0.257030        0.247403        0.199153        0.199153        0.288967        0.441019
       8              0.252055        0.238430        0.199153        0.199153        0.286003        0.435217        0.589219
       9              0.233815        0.191930        0.199153        0.286003        0.430753        0.581467        0.688019
       10             0.188215        0.191930        0.286003        0.430753        0.575503        0.678967        0.807259
       11             0.188215        0.275630        0.430753        0.575503        0.672003        0.796637        1.010323
       12             0.270295        0.415130        0.575503        0.672003        0.788466        0.997030        1.122929
       13             0.407095        0.554630        0.672003        0.788466        0.986804        1.108154        1.144117
       14             0.543895        0.647630        0.788466        0.986804        1.096788        1.129063        1.135726
       15             0.635095        0.759869        0.986804        1.096788        1.117483        1.120782        1.126900
       16             0.731272        0.951013        1.096788        1.117483        1.109287        1.112072        1.096976
       17             0.909087        1.057008        1.117483        1.109287        1.100666        1.082542        1.056311
       18             0.999043        1.066530        1.103539        1.094963        1.066998        1.040273        1.023466
       19             1.006314        1.047213        1.088120        1.059226        1.026375        1.008919        0.983809
       20             0.987438        1.027668        1.052564        1.013545        0.995412        0.970785        0.951972
       21             0.968358        0.989277        1.007130        0.978787        0.958763        0.941276        0.942648
       22             0.931541        0.940843        0.972553        0.937724        0.928635        0.932034        0.953863
       23             0.885248        0.902936        0.930711        0.903353        0.919491        0.944070        0.977163
       24             0.848905        0.857577        0.896546        0.889581        0.932318        0.968106        1.020505
       25             0.808486        0.821672        0.882828        0.896083        0.956030        1.012071        1.067227
       26             0.774997        0.803711        0.888248        0.912757        0.994149        1.055061        1.125149
       27             0.757398        0.803047        0.904706        0.947763        1.034049        1.111084        1.189987
       28             0.761915        0.815141        0.939329        0.985388        1.087644        1.173788        1.261844
       29             0.772875        0.841284        0.975434        1.033730        1.146375        1.244559        1.334482
       30             0.797006        0.867053        1.024354        1.089056        1.213976        1.314691        1.393906
       31             0.819497        0.900119        1.077841        1.150153        1.279350        1.371640        1.472670
       32             0.855582        0.938283        1.136856        1.208667        1.333044        1.447442        1.555170
       33             0.870995        0.962671        1.195945        1.255852        1.403293        1.526711        1.646946
       34             0.893529        0.998034        1.241007        1.318150        1.478164        1.616612        1.762881
       35             0.908974        1.033183        1.302382        1.382745        1.561298        1.728315        1.878442
       36             0.918880        1.083216        1.367679        1.457806        1.666864        1.837293        1.983450
       37             0.958654        1.133315        1.439963        1.549722        1.769398        1.935340        2.100297
       38             0.999393        1.191939        1.530519        1.639779        1.865362        2.048957        2.229476
       39             1.045623        1.265511        1.621262        1.723218        1.971946        2.169625        2.362290
       40             1.104201        1.337336        1.699163        1.813257        2.089822        2.295784        2.540196
       41             1.162453        1.401755        1.792254        1.915255        2.207997        2.454088        2.756115
       42             1.211501        1.474875        1.892811        2.019120        2.362239        2.649870        2.994063
       43             1.269513        1.553651        1.992517        2.158449        2.546750        2.871439        3.256406
       44             1.331701        1.636046        2.124006        2.331136        2.752222        3.118863        3.543895
       45             1.401945        1.739389        2.284263        2.520599        2.973886        3.389636        3.845784
       46             1.498285        1.868658        2.459287        2.728541        3.219139        3.673386        4.159194
       47             1.618671        2.009667        2.650476        2.959335        3.470046        3.972102        4.479380
       48             1.747388        2.159785        2.857849        3.195979        3.732241        4.272001        4.812751
       49             1.892135        2.326061        3.076627        3.439610        4.012778        4.583573        5.182093
       50             2.050019        2.501970        3.300491        3.691341        4.298497        4.934464        5.611212
       51             2.214641        2.676851        3.525438        3.946344        4.614358        5.335573        6.072327
       52             2.384221        2.851457        3.761884        4.227815        4.987744        5.765859        6.572829
       53             2.555942        3.035220        4.022464        4.561160        5.380994        6.232589        7.113865
       54             2.733375        3.231258        4.331462        4.917729        5.807288        6.735915        7.698690
       55             2.929272        3.465169        4.654025        5.289194        6.273975        7.279094        8.340181

                 Select Mortality by Policy Year

   Issue Age            8                9               10              11              12              13              14
   ---------             --------        --------        --------        --------        --------        --------        --------
       0                 0.311630        0.273612        0.256376        0.206376        0.206376        0.296376        0.446376
       1                 0.272230        0.253812        0.206376        0.206376        0.296376        0.446376        0.596376
       2                 0.252530        0.204312        0.206376        0.296376        0.446376        0.596376        0.696376
       3                 0.203280        0.204312        0.296376        0.446376        0.596376        0.696376        0.817063
       4                 0.203280        0.293412        0.446376        0.596376        0.696376        0.817063        1.022595
       5                 0.291930        0.441912        0.596376        0.696376        0.817063        1.022595        1.136568
       6                 0.439680        0.590412        0.696376        0.817063        1.022595        1.136568        1.158013
       7                 0.587430        0.689412        0.817063        1.022595        1.136568        1.158013        1.149520
       8                 0.685930        0.808893        1.022595        1.136568        1.158013        1.149520        1.140587
       9                 0.804807        1.012369        1.136568        1.158013        1.149520        1.140587        1.110300
       10                1.007256        1.125203        1.158013        1.149520        1.140587        1.110300        1.069140
       11                1.119520        1.146433        1.149520        1.140587        1.110300        1.069140        1.039052
       12                1.140643        1.138025        1.140587        1.110300        1.069140        1.039052        1.001842
       13                1.132277        1.129181        1.110300        1.069140        1.039052        1.001842        0.972393
       14                1.123478        1.099197        1.069140        1.039052        1.001842        0.972393        0.964839
       15                1.093645        1.058449        1.039052        1.001842        0.972393        0.964839        0.979326
       16                1.053103        1.028661        1.001842        0.972393        0.964839        0.979326        1.006347
       17                1.023466        0.991823        0.972393        0.964839        0.979326        1.006347        1.054241
       18                0.984811        0.960724        0.962909        0.978346        1.006347        1.054241        1.105934
       19                0.953917        0.951331        0.974429        1.004334        1.054241        1.105934        1.172030
       20                0.944577        0.963656        0.999303        1.050024        1.105934        1.172030        1.246059
       21                0.957781        0.989239        1.043699        1.100405        1.172030        1.246059        1.329657
       22                0.982195        1.034211        1.092663        1.164998        1.246059        1.329657        1.413646
       23                1.026831        1.082710        1.154449        1.237337        1.329657        1.413646        1.484458
       24                1.074968        1.145073        1.224876        1.317690        1.413646        1.484458        1.576734
       25                1.136869        1.214908        1.303063        1.399510        1.484458        1.576734        1.674025
       26                1.203693        1.291097        1.381132        1.465160        1.573581        1.672351        1.784340
       27                1.277800        1.368409        1.445862        1.553083        1.665655        1.780772        1.920350
       28                1.352859        1.431018        1.531009        1.643893        1.771850        1.914589        2.057439
       29                1.413204        1.513665        1.637197        1.746869        1.901147        2.049210        2.186825
       30                1.494744        1.602042        1.721888        1.876182        2.032750        2.175891        2.333664
       31                1.578606        1.700476        1.847377        2.003946        2.154022        2.319662        2.493821
       32                1.675496        1.822412        1.973084        2.123407        2.293991        2.476365        2.660237
       33                1.793607        1.944280        2.090605        2.258987        2.443945        2.638955        2.870278
       34                1.913419        2.059989        2.223982        2.409032        2.601712        2.844446        3.124847
       35                2.022813        2.188977        2.374118        2.561808        2.798521        3.093598        3.406215
       36                2.144637        2.334217        2.527225        2.758338        3.031101        3.358528        3.709923
       37                2.284340        2.484661        2.723894        2.999853        3.300622        3.650446        4.039147
       38                2.431456        2.677970        2.959230        3.266560        3.598403        3.970136        4.389498
       39                2.617694        2.909232        3.222279        3.561229        3.925482        4.309930        4.749253
       40                2.840486        3.164374        3.512903        3.884888        4.270146        4.672497        5.122254
       41                3.089437        3.445991        3.828056        4.225942        4.634119        5.044487        5.505877
       42                3.364209        3.754986        4.164055        4.581350        5.003011        5.438800        5.937060
       43                3.661619        4.084487        4.509391        4.945982        5.388493        5.870623        6.431564
       44                3.978397        4.423041        4.868215        5.327006        5.816265        6.379062        6.970347
       45                4.307908        4.769710        5.243160        5.749828        6.313433        6.920457        7.562620
       46                4.645283        5.131366        5.653192        6.241242        6.856312        7.500758        8.205721
       47                4.991623        5.538437        6.136237        6.770787        7.431164        8.146929        8.911873
       48                5.381404        6.004981        6.656752        7.338371        8.062940        8.838899        9.678973
       49                5.834347        6.507082        7.206914        7.953755        8.747683        9.609554       10.469921
       50                6.314649        7.044527        7.819372        8.629101        9.510385       10.384102       11.379831
       51                6.835743        7.642995        8.483154        9.371547       10.276828       11.286458       12.668057
       52                7.407826        8.282477        9.202958       10.126645       11.169742       12.564114       14.158581
       53                8.027071        8.984785        9.944279       11.006340       12.421192       14.042288       15.558330
       54                8.707109        9.697550       10.807922       12.239292       13.882387       15.430541       17.093546
       55                9.386456       10.539475       12.005420       13.678875       15.254831       16.953003       18.802952

                 Select Mortality by
                    Policy Year                  Ultimate Mortality

   Issue Age           15                     Attained Age        Rate
   ---------           --------               ------------        ----
       0               0.596376                          15        0.696376
       1               0.696376                          16        0.817063
       2               0.817063                          17        1.022595
       3               1.022595                          18        1.136568
       4               1.136568                          19        1.158013
       5               1.158013                          20        1.149520
       6               1.149520                          21        1.140587
       7               1.140587                          22        1.110300
       8               1.110300                          23        1.069140
       9               1.069140                          24        1.039052
       10              1.039052                          25        1.001842
       11              1.001842                          26        0.972393
       12              0.972393                          27        0.964839
       13              0.964839                          28        0.979326
       14              0.979326                          29        1.006347
       15              1.006347                          30        1.054241
       16              1.054241                          31        1.105934
       17              1.105934                          32        1.172030
       18              1.172030                          33        1.246059
       19              1.246059                          34        1.329657
       20              1.329657                          35        1.413646
       21              1.413646                          36        1.484458
       22              1.484458                          37        1.576734
       23              1.576734                          38        1.674025
       24              1.674025                          39        1.784340
       25              1.784340                          40        1.920350
       26              1.920350                          41        2.057439
       27              2.057439                          42        2.186825
       28              2.186825                          43        2.333664
       29              2.333664                          44        2.493821
       30              2.493821                          45        2.660237
       31              2.660237                          46        2.870278
       32              2.870278                          47        3.124847
       33              3.124847                          48        3.406215
       34              3.406215                          49        3.717358
       35              3.717358                          50        4.059444
       36              4.059444                          51        4.420441
       37              4.420441                          52        4.797225
       38              4.797225                          53        5.184468
       39              5.184468                          54        5.589723
       40              5.589723                          55        6.039735
       41              6.039735                          56        6.562821
       42              6.562821                          57        7.127144
       43              7.127144                          58        7.732740
       44              7.732740                          59        8.398896
       45              8.398896                          60        9.121671
       46              9.112549                          61        9.916981
       47              9.897147                          62       10.727378
       48             10.695196                          63       11.671622
       49             11.648279                          64       12.992879
       50             12.927914                          65       14.536530
       51             14.449311                          66       15.973645
       52             15.861829                          67       17.567879
       53             17.427336                          68       19.324719
       54             19.150797                          69       21.259935
       55             21.047336                          70       23.447312

                                   Schedule 3

               Mortality Rate Per Thousand - Universal Life Male

                 Select Mortality by Policy Year

  Issue Age         1               2               3               4               5               6               7
  ---------         --------        --------        --------        --------        --------        --------        --------
       56             3.150154        3.713242        5.003083        5.702850        6.768280        7.884000        8.989543
       57             3.392520        3.966896        5.392091        6.148006        7.318732        8.485356        9.745804
       58             3.642121        4.249841        5.810504        6.624543        7.863168        9.197238       10.823068
       59             3.888689        4.551714        6.267532        7.112252        8.508612       10.186417       12.065320
       60             4.113874        4.889072        6.736793        7.679927        9.419837       11.353030       13.210204
       61             4.393223        5.213506        7.306435        8.484350       10.480838       12.427496       14.475932
       62             4.634227        5.590707        8.068578        9.419672       11.437130       13.597538       15.884919
       63             4.937096        6.145632        8.925430       10.271054       12.508330       14.899359       17.411887
       64             5.314087        6.803096        9.759897       11.208307       13.681901       16.306370       19.133007
       65             5.858222        7.379824       10.646135       12.232547       14.966995       17.913747       21.022159
       66             6.309590        8.010953       11.614156       13.351239       16.413119       19.677568       23.197245
       67             6.816337        8.657474       12.692181       14.607676       17.996830       21.652669       25.615029
       68             7.362718        9.396891       13.880809       15.979943       19.793457       23.903133       28.344642
       69             7.951216       10.223028       15.204218       17.562402       21.810816       26.410454       31.291286
       70             8.628611       11.144588       16.675701       19.306377       24.054262       29.148047       34.761323
       71             9.334562       12.156386       18.355324       21.240898       26.498225       32.328030       38.530874
       72            10.125554       13.283041       20.221054       23.380786       29.373318       35.778668       42.494364
       73            11.032215       14.559159       22.211747       25.853734       32.447051       39.447598       46.777258
       74            11.991964       15.937903       24.593636       28.536023       35.705956       43.355971       51.301987
       75            13.093240       17.554468       27.135778       31.322889       39.226831       47.535512       56.233709
       76            14.295594       19.217152       29.826233       34.330851       42.924827       52.023317       61.441993
       77            15.644114       21.006648       32.620207       37.534871       46.885212       56.824060       67.108719
       78            16.997745       22.887234       35.586694       40.890756       51.188616       61.966289       72.982520
       79            18.463155       24.871723       38.821241       44.535661       55.709665       67.368480       79.200274
       80            19.936342       26.975053       42.344100       48.424555       60.538065       72.990484       91.562591
       81            23.264199       30.760132       46.024754       53.426947       70.038289       91.562591      119.030926
       82            29.977431       39.768130       52.584841       69.325690       91.011009      119.030926      127.853828
       83            38.482522       51.368466       68.205892       90.349111      119.030926      127.853828      136.740849
       84            49.309985       66.475294       89.135630      119.030926      127.853828      136.740849      148.933453
       85            63.014100       86.818987      119.030926      127.853828      136.740849      148.933453      161.465864
       86            80.089688      119.030926      127.853828      136.740849      148.933453      161.465864      166.370938
       87           119.030926      127.853828      136.740849      148.933453      161.465864      166.370938      173.744227
       88           127.853828      136.740849      148.933453      161.465864      166.370938      173.744227      185.695620
       89           136.740849      148.933453      161.465864      166.370938      173.744227      185.695620      205.041280
       90           148.933453      161.465864      166.370938      173.744227      185.695620      205.041280      231.160308
       91           161.465864      166.370938      173.744227      185.695620      205.041280      231.160308      259.155061
       92           166.370938      173.744227      185.695620      205.041280      231.160308      259.155061      294.150308
       93           173.744227      185.695620      205.041280      231.160308      259.155061      294.150308      336.153170
       94           185.695620      205.041280      231.160308      259.155061      294.150308      336.153170     1000.000000
       95           205.041280      231.160308      259.155061      294.150308      336.153170     1000.000000     1000.000000
       96           231.160308      259.155061      294.150308      336.153170     1000.000000     1000.000000     1000.000000
       97           259.155061      294.150308      336.153170     1000.000000     1000.000000     1000.000000     1000.000000
       98           294.150308      336.153170     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       99           336.153170     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000

                 Select Mortality by Policy Year

  Issue Age        8                9               10              11              12              13              14
  ---------        --------        --------        --------        --------        --------        --------        --------
       56           10.189326       11.706584       13.417218       15.015226       16.759756       18.629029       20.685917
       57           11.316797       13.068341       14.727701       16.496238       18.416457       20.494578       22.790787
       58           12.632245       14.344333       16.162449       18.126587       20.239459       22.579762       25.133503
       59           13.849150       15.740820       17.759417       19.920559       22.321841       24.900786       27.773767
       60           15.178647       17.276299       19.516621       21.946684       24.590496       27.516337       30.782417
       61           16.657908       18.963862       21.477738       24.176775       27.173098       30.465399       34.112038
       62           18.283544       20.891555       23.659625       26.715446       30.084978       33.795535       37.798938
       63           20.117794       22.987330       26.143381       29.577750       33.338363       37.409258       42.104652
       64           22.134032       25.371093       28.943714       32.775690       36.941643       41.713587       46.787489
       65           24.427185       28.087767       32.037182       36.279187       41.148716       46.304646       51.795017
       66           27.009906       31.087672       35.460860       40.410038       45.676950       51.260496       57.100109
       67           29.856825       34.408724       39.497553       44.856117       50.565620       56.510232       62.861168
       68           33.005877       38.280907       43.842147       49.603483       55.743391       62.146837       69.007610
       69           36.716647       42.441902       48.427539       54.681612       61.302627       68.293984       75.687143
       70           40.703667       46.930882       53.383883       60.198660       67.294908       74.826173       82.878840
       71           44.953157       51.673239       58.705058       66.081745       73.808662       81.936061       93.567334
       72           49.490693       56.821821       64.440405       72.399801       80.736160       93.567334      101.799838
       73           54.354130       62.299528       70.521320       79.193431       93.567334      101.799838      110.316374
       74           59.587750       68.173218       77.136459       86.362649      101.799838      110.316374      119.030926
       75           65.198956       74.565244       84.117033      101.799838      110.316374      119.030926      127.853828
       76           71.222664       81.216446       91.416255      110.316374      119.030926      127.853828      136.740849
       77           77.567320       88.260460      110.316374      119.030926      127.853828      136.740849      148.933453
       78           84.290266      110.316374      119.030926      127.853828      136.740849      148.933453      161.465864
       79           91.121325      119.030926      127.853828      136.740849      148.933453      161.465864      166.370938
       80          119.030926      127.853828      136.740849      148.933453      161.465864      166.370938      173.744227
       81          127.853828      136.740849      148.933453      161.465864      166.370938      173.744227      185.695620
       82          136.740849      148.933453      161.465864      166.370938      173.744227      185.695620      205.041280
       83          148.933453      161.465864      166.370938      173.744227      185.695620      205.041280      231.160308
       84          161.465864      166.370938      173.744227      185.695620      205.041280      231.160308      259.155061
       85          166.370938      173.744227      185.695620      205.041280      231.160308      259.155061      294.150308
       86          173.744227      185.695620      205.041280      231.160308      259.155061      294.150308      336.153170
       87          185.695620      205.041280      231.160308      259.155061      294.150308      336.153170     1000.000000
       88          205.041280      231.160308      259.155061      294.150308      336.153170     1000.000000     1000.000000
       89          231.160308      259.155061      294.150308      336.153170     1000.000000     1000.000000     1000.000000
       90          259.155061      294.150308      336.153170     1000.000000     1000.000000     1000.000000     1000.000000
       91          294.150308      336.153170     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       92          336.153170     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       93         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       94         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       95         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       96         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       97         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       98         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       99         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000

                 Select Mortality by
                    Policy Year              Ultimate Mortality

  Issue Age         15                     Attained Age        Rate
  ---------         --------               ------------        ----
       56           23.119050                          71       25.857514
       57           25.392078                          72       28.603261
       58           27.973989                          73       31.701768
       59           31.004329                          74       35.167050
       60           34.393375                          75       38.967977
       61           38.071714                          76       43.451653
       62           42.452265                          77       48.284303
       63           47.173764                          78       53.452030
       64           52.169181                          79       58.987716
       65           57.572010                          80       64.939223
       66           63.380682                          81       71.362575
       67           69.578511                          82       78.270055
       68           76.313304                          83       85.707177
       69           83.564497                          84       93.567334
       70           93.567334                          85      101.799838
       71          101.799838                          86      110.316374
       72          110.316374                          87      119.030926
       73          119.030926                          88      127.853828
       74          127.853828                          89      136.740849
       75          136.740849                          90      148.933453
       76          148.933453                          91      161.465864
       77          161.465864                          92      166.370938
       78          166.370938                          93      173.744227
       79          173.744227                          94      185.695620
       80          185.695620                          95      205.041280
       81          205.041280                          96      231.160308
       82          231.160308                          97      259.155061
       83          259.155061                          98      294.150308
       84          294.150308                          99      336.153170
       85          336.153170                         100     1000.000000
       86         1000.000000
       87         1000.000000
       88         1000.000000
       89         1000.000000
       90         1000.000000
       91         1000.000000
       92         1000.000000
       93         1000.000000
       94         1000.000000
       95         1000.000000
       96         1000.000000
       97         1000.000000
       98         1000.000000
       99         1000.000000

                                   Schedule 3

     Mortality Rates Per Thousand - Universal Life Female

                 Select Mortality by Policy Year

   Issue Age          1               2               3               4               5               6               7
   ---------          --------        --------        --------        --------        --------        --------        --------
       0              0.783364        0.380325        0.336739        0.307789        0.278839        0.271978        0.255845
       1              0.372964        0.324525        0.307789        0.278839        0.269189        0.252478        0.226205
       2              0.318244        0.296625        0.278839        0.269189        0.249889        0.223228        0.206445
       3              0.290884        0.268725        0.269189        0.249889        0.220939        0.203728        0.176805
       4              0.263524        0.259425        0.249889        0.220939        0.201639        0.174478        0.166925
       5              0.254404        0.240825        0.220939        0.201639        0.172689        0.164728        0.166925
       6              0.236164        0.212925        0.201639        0.172689        0.163039        0.164728        0.186685
       7              0.208804        0.194325        0.172689        0.163039        0.163039        0.184228        0.236085
       8              0.190564        0.166425        0.163039        0.163039        0.182339        0.232978        0.285485
       9              0.163204        0.157125        0.163039        0.182339        0.230589        0.281728        0.315125
       10             0.154084        0.157125        0.182339        0.230589        0.278839        0.310978        0.335658
       11             0.154084        0.175725        0.230589        0.278839        0.307789        0.331241        0.345538
       12             0.172324        0.222225        0.278839        0.307789        0.327844        0.340991        0.330677
       13             0.217924        0.268725        0.307789        0.327844        0.337494        0.326326        0.342493
       14             0.263524        0.296625        0.327844        0.337494        0.322979        0.337987        0.352518
       15             0.290884        0.315953        0.337494        0.322979        0.334520        0.347880        0.362205
       16             0.304063        0.325253        0.322979        0.334520        0.344312        0.357439        0.372569
       17             0.310914        0.311265        0.334520        0.344312        0.353773        0.367666        0.380175
       18             0.294196        0.319267        0.342528        0.351940        0.362387        0.374403        0.397900
       19             0.301241        0.325045        0.349741        0.359747        0.369401        0.392245        0.400293
       20             0.306491        0.330311        0.357485        0.364783        0.386993        0.394994        0.409339
       21             0.311247        0.335990        0.362475        0.380530        0.390102        0.404740        0.419468
       22             0.316382        0.338617        0.378106        0.381542        0.399304        0.414745        0.428825
       23             0.318608        0.351041        0.378689        0.388433        0.409163        0.424422        0.439685
       24             0.330035        0.348932        0.385506        0.395854        0.419139        0.435610        0.443538
       25             0.328958        0.353311        0.392848        0.402849        0.430176        0.439872        0.446272
       26             0.333241        0.357642        0.399327        0.410705        0.432083        0.441185        0.460279
       27             0.337034        0.361023        0.407082        0.411922        0.432399        0.454526        0.471545
       28             0.342532        0.366781        0.408257        0.412050        0.444937        0.465126        0.486387
       29             0.347763        0.365644        0.407888        0.422882        0.454263        0.479724        0.527961
       30             0.346400        0.362567        0.419046        0.431550        0.467936        0.520131        0.562757
       31             0.342682        0.368223        0.427106        0.443335        0.506149        0.553767        0.621881
       32             0.350004        0.371805        0.438210        0.478185        0.538185        0.611228        0.669765
       33             0.345141        0.371069        0.473152        0.507021        0.592585        0.657509        0.748045
       34             0.344417        0.394852        0.501028        0.556630        0.636601        0.734267        0.821464
       35             0.359618        0.417123        0.549972        0.595507        0.709143        0.805357        0.911674
       36             0.370976        0.457422        0.589018        0.662137        0.776722        0.891703        0.987155
       37             0.404822        0.488085        0.654033        0.722137        0.858751        0.963211        1.077278
       38             0.430409        0.541380        0.713188        0.795843        0.928383        1.050945        1.176214
       39             0.474923        0.589700        0.786856        0.857639        1.011444        1.144638        1.273550
       40             0.514533        0.649056        0.845666        0.930050        1.102536        1.237696        1.385398
       41             0.564180        0.697648        0.919277        1.010439        1.190368        1.338436        1.499957
       42             0.602959        0.756489        0.998598        1.088541        1.288342        1.442135        1.620083
       43             0.651155        0.819666        1.074199        1.177197        1.386014        1.553731        1.755801
       44             0.702571        0.882019        1.158412        1.268671        1.489223        1.681641        1.900563
       45             0.755812        0.948646        1.243161        1.363892        1.603472        1.817836        2.050591
       46             0.817150        1.016977        1.330716        1.471185        1.726400        1.958668        2.224954
       47             0.880927        1.087427        1.429094        1.587068        1.850246        2.124870        2.406647
       48             0.945509        1.164521        1.532642        1.704112        1.996557        2.295229        2.611031
       49             1.020209        1.247449        1.640473        1.840014        2.155955        2.486696        2.826050
       50             1.099410        1.334063        1.765592        1.983256        2.332035        2.691006        3.039072
       51             1.180858        1.431978        1.894121        2.140984        2.516436        2.889784        3.267310
       52             1.275435        1.532009        2.040910        2.305635        2.701397        3.102410        3.530150
       53             1.373237        1.646678        2.193647        2.470357        2.895327        3.347413        3.810862
       54             1.482920        1.762164        2.345950        2.646061        3.118991        3.608396        4.135707
       55             1.597476        1.876760        2.504170        2.840733        3.360938        3.910301        4.477136

                 Select Mortality by Policy Year

   Issue Age         8                9               10              11              12              13              14
   ---------          --------        --------        --------        --------        --------        --------        --------
       0              0.225518        0.206863        0.178952        0.168952        0.168952        0.188952        0.238952
       1              0.205818        0.177163        0.168952        0.168952        0.188952        0.238952        0.288952
       2              0.176268        0.167263        0.168952        0.188952        0.238952        0.288952        0.318952
       3              0.166418        0.167263        0.188952        0.238952        0.288952        0.318952        0.339735
       4              0.166418        0.187063        0.238952        0.288952        0.318952        0.339735        0.349735
       5              0.186118        0.236563        0.288952        0.318952        0.339735        0.349735        0.334694
       6              0.235368        0.286063        0.318952        0.339735        0.349735        0.334694        0.346653
       7              0.284618        0.315763        0.339735        0.349735        0.334694        0.346653        0.356800
       8              0.314168        0.336337        0.349735        0.334694        0.346653        0.356800        0.366605
       9              0.334639        0.346237        0.334694        0.346653        0.356800        0.366605        0.377094
       10             0.344489        0.331347        0.346653        0.356800        0.366605        0.377094        0.384793
       11             0.329673        0.343186        0.356800        0.366605        0.377094        0.384793        0.403960
       12             0.341453        0.353232        0.366605        0.377094        0.384793        0.403960        0.407631
       13             0.351448        0.362938        0.377094        0.384793        0.403960        0.407631        0.418120
       14             0.361105        0.373323        0.384793        0.403960        0.407631        0.418120        0.429342
       15             0.371437        0.380945        0.403960        0.407631        0.418120        0.429342        0.440272
       16             0.379021        0.399920        0.407631        0.418120        0.429342        0.440272        0.452817
       17             0.397900        0.403554        0.418120        0.429342        0.440272        0.452817        0.458201
       18             0.400701        0.413102        0.428484        0.439832        0.452817        0.458201        0.462458
       19             0.410175        0.423332        0.438070        0.451911        0.458201        0.462458        0.479458
       20             0.420326        0.433228        0.449647        0.456368        0.462458        0.479458        0.493765
       21             0.430586        0.445119        0.453619        0.460146        0.479458        0.493765        0.512526
       22             0.441949        0.449495        0.456909        0.476581        0.493765        0.512526        0.559281
       23             0.446287        0.452747        0.472266        0.490308        0.512526        0.559281        0.599315
       24             0.449510        0.468430        0.485371        0.507913        0.559281        0.599315        0.665826
       25             0.465074        0.481420        0.502275        0.553688        0.599315        0.665826        0.720952
       26             0.476977        0.497663        0.546417        0.591524        0.664494        0.720231        0.810449
       27             0.492537        0.541384        0.583733        0.655839        0.717348        0.808828        0.894841
       28             0.535232        0.577740        0.646517        0.707975        0.804776        0.892156        0.998548
       29             0.570548        0.639193        0.705091        0.793430        0.885892        0.994554        1.088374
       30             0.631203        0.689951        0.782083        0.874259        0.986565        1.082932        1.196976
       31             0.679858        0.772358        0.860837        0.972586        1.072048        1.189794        1.315675
       32             0.761012        0.849204        0.957607        1.056811        1.176627        1.306466        1.434178
       33             0.835781        0.943628        1.040485        1.158672        1.289362        1.422705        1.565422
       34             0.928650        1.025248        1.140718        1.270942        1.402626        1.551333        1.700631
       35             1.006746        1.122763        1.252523        1.381113        1.526286        1.683625        1.843097
       36             1.100021        1.231472        1.362469        1.504370        1.649612        1.817294        2.000331
       37             1.205159        1.339522        1.485585        1.632606        1.785961        1.968261        2.166163
       38             1.310839        1.460539        1.610498        1.767530        1.940201        2.129154        2.340502
       39             1.427665        1.583288        1.743570        1.920157        2.105206        2.298076        2.540605
       40             1.545874        1.712237        1.894101        2.083436        2.276863        2.499545        2.752046
       41             1.671689        1.858023        2.052957        2.253293        2.479015        2.710264        2.987068
       42             1.813927        2.013770        2.220295        2.450786        2.687980        2.950677        3.237771
       43             1.963698        2.177869        2.412292        2.657340        2.923384        3.201539        3.483381
       44             2.121301        2.366099        2.615558        2.890026        3.171896        3.454945        3.750503
       45             2.304509        2.562634        2.844537        3.135664        3.419400        3.723659        4.061749
       46             2.495782        2.783886        3.082964        3.380301        3.689145        4.028524        4.395765
       47             2.708072        3.020382        3.323430        3.643127        3.991146        4.364270        4.787424
       48             2.934745        3.252340        3.581769        3.941309        4.319277        4.748223        5.195820
       49             3.159924        3.501237        3.870706        4.260787        4.699221        5.158555        5.675177
       50             3.397695        3.783490        4.188799        4.635520        5.105319        5.628659        6.205997
       51             3.671356        4.094315        4.557118        5.030789        5.570512        6.155076        6.934317
       52             3.968336        4.449315        4.940288        5.489105        6.091424        6.877420        7.733745
       53             4.312111        4.823169        5.390255        6.002313        6.799187        7.670224        8.359418
       54             4.674108        5.256516        5.894105        6.699617        7.582882        8.290757        8.994276
       55             5.087889        5.747708        6.571599        7.471719        8.196349        8.920325        9.668190

                 Select Mortality by
                    Policy Year                 Ultimate Mortality

   Issue Age           15                     Attained Age        Rate
   ---------           --------               ------------        ----
       0               0.288952                          15        0.318952
       1               0.318952                          16        0.339735
       2               0.339735                          17        0.349735
       3               0.349735                          18        0.334694
       4               0.334694                          19        0.346653
       5               0.346653                          20        0.356800
       6               0.356800                          21        0.366605
       7               0.366605                          22        0.377094
       8               0.377094                          23        0.384793
       9               0.384793                          24        0.403960
       10              0.403960                          25        0.407631
       11              0.407631                          26        0.418120
       12              0.418120                          27        0.429342
       13              0.429342                          28        0.440272
       14              0.440272                          29        0.452817
       15              0.452817                          30        0.458201
       16              0.458201                          31        0.462458
       17              0.462458                          32        0.479458
       18              0.479458                          33        0.493765
       19              0.493765                          34        0.512526
       20              0.512526                          35        0.559281
       21              0.559281                          36        0.599315
       22              0.599315                          37        0.665826
       23              0.665826                          38        0.720952
       24              0.720952                          39        0.810449
       25              0.810449                          40        0.894841
       26              0.894841                          41        0.998548
       27              0.998548                          42        1.088374
       28              1.088374                          43        1.196976
       29              1.196976                          44        1.315675
       30              1.315675                          45        1.434178
       31              1.434178                          46        1.565422
       32              1.565422                          47        1.700631
       33              1.700631                          48        1.843097
       34              1.843097                          49        2.004339
       35              2.004339                          50        2.177049
       36              2.177049                          51        2.357001
       37              2.357001                          52        2.566268
       38              2.566268                          53        2.785471
       39              2.785471                          54        3.032556
       40              3.032556                          55        3.293765
       41              3.293765                          56        3.554470
       42              3.554470                          57        3.834870
       43              3.834870                          58        4.153118
       44              4.153118                          59        4.499247
       45              4.499247                          60        4.900127
       46              4.895226                          61        5.323586
       47              5.312939                          62        5.814730
       48              5.797286                          63        6.365125
       49              6.352394                          64        7.112120
       50              7.076560                          65        7.940190
       51              7.892549                          66        8.582564
       52              8.522486                          67        9.243860
       53              9.169909                          68        9.936475
       54              9.847047                          69       10.685106
       55             10.578255                          70       11.579990

     Mortality Rates Per Thousand - Universal Life Female

                 Select Mortality by Policy Year

   Issue Age          1               2               3               4               5               6               7
   ---------          --------        --------        --------        --------        --------        --------        --------
       56             1.706146        1.997967        2.687067        3.054989        3.635894        4.232251        4.872744
       57             1.825398        2.130549        2.888517        3.302685        3.928806        4.599452        5.314879
       58             1.956118        2.276619        3.121381        3.556155        4.262197        5.015718        5.924396
       59             2.083151        2.445163        3.364506        3.855166        4.640176        5.575902        6.590358
       60             2.209957        2.624528        3.651651        4.188252        5.156287        6.201288        7.097781
       61             2.358349        2.825959        3.984568        4.644214        5.724877        6.677235        7.616941
       62             2.511963        3.048895        4.416627        5.145243        6.145116        7.154748        8.167782
       63             2.692448        3.364033        4.875277        5.518589        6.581628        7.661022        8.751102
       64             2.908857        3.716009        5.243947        5.897583        7.035024        8.195476        9.449272
       65             3.199897        3.965145        5.601779        6.289789        7.522314        8.847112       10.238814
       66             3.390113        4.215200        5.971821        6.710246        8.105993        9.583933       11.231709
       67             3.586618        4.451541        6.379008        7.214334        8.765331       10.483852       12.427939
       68             3.785797        4.722817        6.855354        7.783010        9.583653       11.597359       13.859344
       69             3.996230        5.048876        7.405194        8.503415       10.582206       12.913607       15.500144
       70             4.261436        5.427957        8.074090        9.367098       11.761528       14.438490       17.579627
       71             4.546386        5.885914        8.905664       10.385910       13.125900       16.349053       19.879453
       72             4.902620        6.444686        9.887249       11.581676       14.854785       18.459492       22.398478
       73             5.352627        7.118819       11.002593       13.074848       16.740592       20.792549       25.178637
       74             5.863569        7.894843       12.437586       14.722753       18.820356       23.337072       28.224066
       75             6.485739        8.877712       14.000317       16.510073       21.114494       26.151920       31.615820
       76             7.229622        9.914815       15.721196       18.479151       23.615326       29.248646       35.339811
       77             8.071357       11.072455       17.558369       20.650013       26.359890       32.683697       39.478304
       78             8.959391       12.319434       19.578213       22.989676       29.442339       36.453147       43.926378
       79             9.938100       13.683313       21.826150       25.615735       32.772539       40.547426       48.751746
       80            10.968087       15.165964       24.355207       28.486899       36.436367       44.929308       57.640639
       81            13.079641       17.692415       27.075159       32.156361       43.112084       57.640639       76.614834
       82            17.242226       23.394551       31.649518       42.673443       57.293406       76.614834       84.138978
       83            22.638261       30.917412       41.984151       56.876727       76.614834       84.138978       92.012770
       84            29.678463       40.918882       56.112815       76.614834       84.138978       92.012770      102.454057
       85            38.788343       54.654437       76.614834       84.138978       92.012770      102.454057      113.576088
       86            50.418198       76.614834       84.138978       92.012770      102.454057      113.576088      119.278173
       87            76.614834       84.138978       92.012770      102.454057      113.576088      119.278173      127.700665
       88            84.138978       92.012770      102.454057      113.576088      119.278173      127.700665      141.024226
       89            92.012770      102.454057      113.576088      119.278173      127.700665      141.024226      162.410241
       90           102.454057      113.576088      119.278173      127.700665      141.024226      162.410241      191.033607
       91           113.576088      119.278173      127.700665      141.024226      162.410241      191.033607      221.919487
       92           119.278173      127.700665      141.024226      162.410241      191.033607      221.919487      260.530344
       93           127.700665      141.024226      162.410241      191.033607      221.919487      260.530344      306.867694
       94           141.024226      162.410241      191.033607      221.919487      260.530344      306.867694     1000.000000
       95           162.410241      191.033607      221.919487      260.530344      306.867694     1000.000000     1000.000000
       96           191.033607      221.919487      260.530344      306.867694     1000.000000     1000.000000     1000.000000
       97           221.919487      260.530344      306.867694     1000.000000     1000.000000     1000.000000     1000.000000
       98           260.530344      306.867694     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       99           306.867694     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000

                 Select Mortality by Policy Year

   Issue Age           8                9               10              11              12              13              14
   ---------            --------        --------        --------        --------        --------        --------        --------
       56               5.556754        6.408020        7.328795        8.067610        8.818643        9.578762       10.396608
       57               6.194657        7.138231        7.913124        8.679985        9.469460       10.300442       11.255750
       58               6.900025        7.707143        8.504351        9.320413       10.172221       11.151530       12.241238
       59               7.441083        8.282499        9.131620       10.011944       11.024151       12.127894       13.447583
       60               7.986695        8.883208        9.808927       10.838871       11.976767       13.322940       14.935061
       61               8.565241        9.531114       10.607271       11.775265       13.156750       14.781249       16.679359
       62               9.189191       10.317771       11.523388       12.935162       14.596676       16.524602       18.723710
       63               9.935632       11.195947       12.658178       14.350578       16.301065       18.530682       21.293323
       64              10.780350       12.284249       14.042956       16.025941       18.299049       21.095552       24.139336
       65              11.827225       13.627666       15.664842       17.970901       20.809884       23.890220       27.300786
       66              13.104708       15.200571       17.565542       20.436316       23.566369       27.019045       30.735083
       67              14.598738       17.044367       19.974851       23.142872       26.652780       30.417572       34.583413
       68              16.349466       19.359564       22.619729       26.145645       30.004807       34.190420       38.797586
       69              18.568481       21.897292       25.525813       29.433287       33.725973       38.396370       43.533244
       70              21.000475       24.736935       28.734763       33.118620       37.834668       43.038037       48.755454
       71              23.694491       27.813980       32.296906       37.152601       42.452791       48.200841       56.315869
       72              26.639189       31.260833       36.229804       41.642452       47.494971       56.315869       62.662912
       73              29.903220       35.026156       40.561999       46.587424       56.315869       62.662912       69.446553
       74              33.501535       39.211433       45.377361       51.979547       62.662912       69.446553       76.614834
       75              37.500716       43.864782       50.627966       62.662912       69.446553       76.614834       84.138978
       76              41.898430       48.882174       56.271295       69.446553       76.614834       84.138978       92.012770
       77              46.685856       54.328745       69.446553       76.614834       84.138978       92.012770      102.454057
       78              51.884891       69.446553       76.614834       84.138978       92.012770      102.454057      113.576088
       79              57.362853       76.614834       84.138978       92.012770      102.454057      113.576088      119.278173
       80              76.614834       84.138978       92.012770      102.454057      113.576088      119.278173      127.700665
       81              84.138978       92.012770      102.454057      113.576088      119.278173      127.700665      141.024226
       82              92.012770      102.454057      113.576088      119.278173      127.700665      141.024226      162.410241
       83             102.454057      113.576088      119.278173      127.700665      141.024226      162.410241      191.033607
       84             113.576088      119.278173      127.700665      141.024226      162.410241      191.033607      221.919487
       85             119.278173      127.700665      141.024226      162.410241      191.033607      221.919487      260.530344
       86             127.700665      141.024226      162.410241      191.033607      221.919487      260.530344      306.867694
       87             141.024226      162.410241      191.033607      221.919487      260.530344      306.867694     1000.000000
       88             162.410241      191.033607      221.919487      260.530344      306.867694     1000.000000     1000.000000
       89             191.033607      221.919487      260.530344      306.867694     1000.000000     1000.000000     1000.000000
       90             221.919487      260.530344      306.867694     1000.000000     1000.000000     1000.000000     1000.000000
       91             260.530344      306.867694     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       92             306.867694     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       93            1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       94            1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       95            1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       96            1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       97            1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       98            1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       99            1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000

                 Select Mortality by
                    Policy Year                    Ultimate Mortality

   Issue Age             15                     Attained Age        Rate
   ---------             --------               ------------        ----
       56               11.417870                          71       12.593867
       57               12.367177                          72       13.849210
       58               13.544528                          73       15.381113
       59               15.042728                          74       17.195216
       60               16.816921                          75       19.302794
       61               18.858830                          76       21.974534
       62               21.469120                          77       24.911595
       63               24.338629                          78       28.174186
       64               27.498006                          79       31.751119
       65               30.989092                          80       35.726666
       66               34.869226                          81       40.121599
       67               39.118559                          82       45.018867
       68               43.893395                          83       50.419290
       69               49.158808                          84       56.315869
       70               56.315869                          85       62.662912
       71               62.662912                          86       69.446553
       72               69.446553                          87       76.614834
       73               76.614834                          88       84.138978
       74               84.138978                          89       92.012770
       75               92.012770                          90      102.454057
       76              102.454057                          91      113.576088
       77              113.576088                          92      119.278173
       78              119.278173                          93      127.700665
       79              127.700665                          94      141.024226
       80              141.024226                          95      162.410241
       81              162.410241                          96      191.033607
       82              191.033607                          97      221.919487
       83              221.919487                          98      260.530344
       84              260.530344                          99      306.867694
       85              306.867694                         100     1000.000000
       86             1000.000000
       87             1000.000000
       88             1000.000000
       89             1000.000000
       90             1000.000000
       91             1000.000000
       92             1000.000000
       93             1000.000000
       94             1000.000000
       95             1000.000000
       96             1000.000000
       97             1000.000000
       98             1000.000000
       99             1000.000000

                                   SCHEDULE 3


      Mortality Rates Per Thousand - Variable Life Male

                 Select Mortality by Policy Year

   Issue Age          1               2               3               4               5               6               7
   ---------          --------        --------        --------        --------        --------        --------        --------
       0              0.991659        0.518331        0.479938        0.431688        0.402738        0.367912        0.362937
       1              0.508299        0.462531        0.431688        0.402738        0.364138        0.358162        0.313537
       2              0.453579        0.416031        0.402738        0.364138        0.354488        0.309412        0.274017
       3              0.407979        0.388131        0.364138        0.354488        0.306238        0.270412        0.254257
       4              0.380619        0.350931        0.354488        0.306238        0.267638        0.250912        0.204857
       5              0.344139        0.341631        0.306238        0.267638        0.248338        0.202162        0.204857
       6              0.335019        0.295131        0.267638        0.248338        0.200088        0.202162        0.293777
       7              0.289419        0.257931        0.248338        0.200088        0.200088        0.289912        0.441977
       8              0.252939        0.239331        0.200088        0.200088        0.286938        0.436162        0.590177
       9              0.234699        0.192831        0.200088        0.286938        0.431688        0.582412        0.688977
       10             0.189099        0.192831        0.286938        0.431688        0.576438        0.679912        0.808228
       11             0.189099        0.276531        0.431688        0.576438        0.672938        0.797594        1.011217
       12             0.271179        0.416031        0.576438        0.672938        0.789413        0.997912        1.166985
       13             0.407979        0.555531        0.672938        0.789413        0.987677        1.151630        1.189771
       14             0.544779        0.648531        0.789413        0.987677        1.139818        1.174116        1.182220
       15             0.635979        0.760782        0.987677        1.139818        1.162074        1.166664        1.174198
       16             0.732150        0.951854        1.139818        1.162074        1.154698        1.158748        1.143603
       17             0.909891        1.098477        1.162074        1.154698        1.146864        1.128556        1.101518
       18             1.038238        1.109088        1.148715        1.140921        1.112351        1.084795        1.067830
       19             1.046469        1.090083        1.133791        1.104249        1.070301        1.052653        1.028774
       20             1.027861        1.070802        1.097304        1.056922        1.038560        1.015155        0.996096
       21             1.009002        1.031327        1.050233        1.021214        1.002583        0.984904        0.987408
       22             0.971137        0.981109        1.014710        0.980583        0.971677        0.976290        1.000678
       23             0.923134        0.942076        0.973249        0.945223        0.963152        0.990404        1.027437
       24             0.885703        0.896772        0.938101        0.931822        0.978075        1.017914        1.074949
       25             0.845438        0.859756        0.924747        0.940062        1.005216        1.066066        1.127974
       26             0.810918        0.841874        0.931843        0.959717        1.047187        1.115117        1.188494
       27             0.793362        0.842460        0.951252        0.998326        1.092908        1.173638        1.260838
       28             0.799309        0.857079        0.989442        1.041477        1.148878        1.243675        1.339351
       29             0.812638        0.886167        1.030957        1.091929        1.214629        1.321004        1.418663
       30             0.839527        0.916406        1.082025        1.153898        1.288543        1.397623        1.488206
       31             0.866144        0.950795        1.142016        1.220799        1.360053        1.464433        1.577667
       32             0.903751        0.994148        1.206686        1.284912        1.423226        1.550641        1.673534
       33             0.922854        1.021802        1.271387        1.340812        1.503345        1.642910        1.779779
       34             0.948413        1.060992        1.324963        1.412131        1.590668        1.746998        1.913543
       35             0.966314        1.103079        1.395239        1.487986        1.687222        1.876022        2.046759
       36             0.981043        1.160447        1.471773        1.575384        1.809319        2.001923        2.169738
       37             1.027004        1.219572        1.556101        1.682166        1.927944        2.117109        2.308067
       38             1.075457        1.288074        1.661322        1.786711        2.040558        2.251648        2.459970
       39             1.129957        1.373665        1.766535        1.885064        2.167019        2.393931        2.612599
       40             1.198570        1.457167        1.858750        1.992631        2.305878        2.539046        2.807053
       41             1.266614        1.533409        1.969551        2.113263        2.441956        2.711899        3.042006
       42             1.325286        1.620776        2.088498        2.233066        2.610401        2.924740        3.296265
       43             1.395098        1.714275        2.203645        2.385202        2.810924        3.161265        3.573533
       44             1.469378        1.809401        2.347140        2.572944        3.030014        3.422596        3.875228
       45             1.550495        1.922118        2.521209        2.775013        3.263501        3.706546        4.188699
       46             1.655685        2.062494        2.707513        2.994262        3.520109        4.000930        4.514275
       47             1.786575        2.212510        2.908595        3.236015        3.779458        4.311211        4.849793
       48             1.923759        2.370117        3.125040        3.480953        4.050872        4.625265        5.200986
       49             2.076402        2.543534        3.350959        3.733259        4.344606        4.953320        5.595669
       50             2.241684        2.725062        3.582262        3.996588        4.645248        5.328277        6.058225
       51             2.412113        2.905381        3.816967        4.264688        4.982624        5.760628        6.554530
       52             2.587768        3.087252        4.065347        4.565231        5.385089        6.223726        7.093242
       53             2.767301        3.280064        4.343491        4.924522        5.808298        6.726062        7.673035
       54             2.953870        3.489141        4.676525        5.308246        6.267088        7.265377        8.299606
       55             3.163053        3.741220        5.023601        5.707973        6.767128        7.847258        8.987639

                 Select Mortality by Policy Year

   Issue Age        8                9               10              11              12              13              14
   ---------         --------        --------        --------        --------        --------        --------        --------
       0             0.312585        0.274572        0.257345        0.207345        0.207345        0.297345        0.447345
       1             0.273185        0.254772        0.207345        0.207345        0.297345        0.447345        0.597345
       2             0.253485        0.205272        0.207345        0.297345        0.447345        0.597345        0.697345
       3             0.204235        0.205272        0.297345        0.447345        0.597345        0.697345        0.818045
       4             0.204235        0.294372        0.447345        0.597345        0.697345        0.818045        1.023499
       5             0.292885        0.442872        0.597345        0.697345        0.818045        1.023499        1.181158
       6             0.440635        0.591372        0.697345        0.818045        1.023499        1.181158        1.204222
       7             0.588385        0.690372        0.818045        1.023499        1.181158        1.204222        1.196578
       8             0.686885        0.809864        1.023499        1.181158        1.204222        1.196578        1.188460
       9             0.805774        1.013264        1.181158        1.204222        1.196578        1.188460        1.157493
       10            1.008147        1.169347        1.204222        1.196578        1.188460        1.157493        1.114897
       11            1.163441        1.192180        1.196578        1.188460        1.157493        1.114897        1.084092
       12            1.186159        1.184613        1.188460        1.157493        1.114897        1.084092        1.047631
       13            1.178630        1.176575        1.157493        1.114897        1.084092        1.047631        1.017463
       14            1.170633        1.145918        1.114897        1.084092        1.047631        1.017463        1.010653
       15            1.140131        1.103748        1.084092        1.047631        1.017463        1.010653        1.027390
       16            1.098173        1.073251        1.047631        1.017463        1.010653        1.027390        1.058122
       17            1.067830        1.037155        1.017463        1.010653        1.027390        1.058122        1.110485
       18            1.029822        1.005253        1.008631        1.026362        1.058122        1.110485        1.168885
       19            0.998131        0.996504        1.022253        1.056006        1.110485        1.168885        1.238015
       20            0.989429        1.010952        1.050715        1.106043        1.168885        1.238015        1.320249
       21            1.004787        1.040134        1.099380        1.163041        1.238015        1.320249        1.411329
       22            1.032727        1.089386        1.154859        1.230587        1.320249        1.411329        1.502821
       23            1.081612        1.144339        1.219445        1.311008        1.411329        1.502821        1.584884
       24            1.136157        1.209540        1.297805        1.398627        1.502821        1.584884        1.689151
       25            1.200874        1.287243        1.383102        1.487793        1.584884        1.689151        1.801436
       26            1.275361        1.370400        1.468256        1.564281        1.685773        1.799635        1.928254
       27            1.356287        1.454731        1.543677        1.663814        1.792429        1.924398        2.084469
       28            1.438200        1.527828        1.640166        1.769010        1.914756        2.078216        2.241796
       29            1.508810        1.621585        1.761805        1.887761        2.063624        2.232828        2.392214
       30            1.601315        1.723974        1.860765        2.036526        2.214894        2.380253        2.564519
       31            1.698754        1.837626        2.005259        2.183509        2.356330        2.549132        2.751645
       32            1.810631        1.978161        2.149882        2.322839        2.520922        2.732383        2.942116
       33            1.946894        2.118497        2.286956        2.482455        2.696612        2.918579        3.171811
       34            2.084870        2.253465        2.443987        2.658089        2.877389        3.143265        3.448986
       35            2.212798        2.405519        2.619566        2.833257        3.092516        3.414496        3.750018
       36            2.356793        2.575540        2.795010        3.048111        3.345517        3.697517        4.071217
       37            2.520507        2.747936        3.010049        3.311027        3.633767        4.005947        4.416783
       38            2.689094        2.959300        3.266190        3.596267        3.948836        4.341320        4.780895
       39            2.892692        3.211006        3.547517        3.908042        4.292491        4.694232        5.154709
       40            3.135129        3.483766        3.855010        4.248102        4.650900        5.071401        5.545828
       41            3.401266        3.781581        4.185956        4.602754        5.029746        5.461630        5.950025
       42            3.691835        4.106054        4.535350        4.972472        5.416725        5.877537        6.410889
       43            4.003958        4.448687        4.894370        5.354980        5.823172        6.339150        6.943931
       44            4.333137        4.800648        5.270782        5.756725        6.280454        6.887246        7.523862
       45            4.675686        5.164131        5.666115        6.208714        6.816389        7.470010        8.161401
       46            5.029415        5.545302        6.104366        6.738447        7.400772        8.094641        8.850715
       47            5.394287        5.980453        6.625077        7.308455        8.019536        8.787301        9.607483
       48            5.810887        6.483364        7.185365        7.919396        8.696711        9.528813       10.430364
       49            6.299137        7.023809        7.777531        8.578943        9.430477       10.355556       11.288804
       50            6.816095        7.602286        8.433998        9.302639       10.248687       11.196273       12.264034
       51            7.376972        8.243757        9.145301       10.099072       11.080609       12.163406       13.599705
       52            7.990103        8.928960        9.917395       10.918679       12.037622       13.488117       15.124451
       53            8.653618        9.682284       10.722051       11.861523       13.334685       15.000225       16.574902
       54            9.383053       10.456023       11.647688       13.139407       14.829415       16.438764       18.160880
       55           10.120598       11.358383       12.888336       14.612021       16.251573       18.011561       19.919611

                 Select Mortality by
                   Policy Year                  Ultimate Mortality

   Issue Age          15                     Attained Age        Rate
   ---------          --------               ------------        ----
       0              0.597345                       15        0.697345
       1              0.697345                       16        0.818045
       2              0.818045                       17        1.023499
       3              1.023499                       18        1.181158
       4              1.181158                       19        1.204222
       5              1.204222                       20        1.196578
       6              1.196578                       21        1.188460
       7              1.188460                       22        1.157493
       8              1.157493                       23        1.114897
       9              1.114897                       24        1.084092
       10             1.084092                       25        1.047631
       11             1.047631                       26        1.017463
       12             1.017463                       27        1.010653
       13             1.010653                       28        1.027390
       14             1.027390                       29        1.058122
       15             1.058122                       30        1.110485
       16             1.110485                       31        1.168885
       17             1.168885                       32        1.238015
       18             1.238015                       33        1.320249
       19             1.320249                       34        1.411329
       20             1.411329                       35        1.502821
       21             1.502821                       36        1.584884
       22             1.584884                       37        1.689151
       23             1.689151                       38        1.801436
       24             1.801436                       39        1.928254
       25             1.928254                       40        2.084469
       26             2.084469                       41        2.241796
       27             2.241796                       42        2.392214
       28             2.392214                       43        2.564519
       29             2.564519                       44        2.751645
       30             2.751645                       45        2.942116
       31             2.942116                       46        3.171811
       32             3.171811                       47        3.448986
       33             3.448986                       48        3.750018
       34             3.750018                       49        4.079376
       35             4.079376                       50        4.438978
       36             4.438978                       51        4.814597
       37             4.814597                       52        5.206777
       38             5.206777                       53        5.613186
       39             5.613186                       54        6.040634
       40             6.040634                       55        6.521759
       41             6.521759                       56        7.085644
       42             7.085644                       57        7.693110
       43             7.693110                       58        8.344990
       44             8.344990                       59        9.059074
       45             9.059074                       60        9.833657
       46             9.823823                       61       10.686848
       47            10.665475                       62       11.566398
       48            11.531698                       63       12.578497
       49            12.553340                       64       13.948415
       50            13.878673                       65       15.528183
       51            15.435014                       66       17.017354
       52            16.898232                       67       18.664831
       53            18.515512                       68       20.472365
       54            20.288114                       69       22.460929
       55            22.236319                       70       24.702216

                                   Schedule 3


      Mortality Rates Per Thousand - Variable Life Male

                 Select Mortality by Policy Year

   Issue Age          1               2               3               4               5               6               7
   ---------          --------        --------        --------        --------        --------        --------        --------
       56             3.401109        4.008110        5.399209        6.151111        7.296573        8.496044        9.692641
       57             3.661920        4.280980        5.815925        6.627885        7.886894        9.149020       10.503045
       58             3.930490        4.583891        6.264039        7.138815        8.478169        9.911856       11.619030
       59             4.194351        4.906995        6.754088        7.668522        9.169724       10.935557       12.888392
       60             4.434979        5.268616        7.263698        8.276651       10.112601       12.127511       14.073351
       61             4.734274        5.621269        7.874139        9.108315       11.195820       13.239501       15.379820
       62             4.996684        6.025100        8.661966       10.062263       12.184425       14.446579       16.828284
       63             5.320704        6.597600        9.534305       10.942158       13.289359       15.784194       18.395501
       64             5.704902        7.267190       10.397603       11.908162       14.494435       17.227532       20.157008
       65             6.257858        7.862017       11.310887       12.959007       15.812494       18.872493       22.098105
       66             6.721855        8.511163       12.303891       14.105463       17.291551       20.684696       24.329565
       67             7.241954        9.171620       13.409174       15.389480       18.917935       22.709594       26.808040
       68             7.799971        9.927730       14.623712       16.797821       20.759628       25.016414       29.602430
       69             8.400387       10.770166       15.982393       18.419670       22.826648       27.582413       32.614830
       70             9.090415       11.714985       17.489687       20.205565       25.121665       30.380938       36.171902
       71             9.812319       12.749772       19.210217       22.183459       27.619034       33.639869       40.029587
       72            10.619810       13.901694       21.118359       24.369736       30.565258       37.170331       44.076867
       73            11.546037       15.205218       23.151249       26.902852       33.709126       40.916639       48.440127
       74            12.524105       16.612037       25.591621       29.645973       37.035657       44.897217       53.036543
       75            13.647052       18.266811       28.191263       32.489363       40.621292       49.142721       58.032418
       76            14.875695       19.964631       30.936971       35.551266       44.376146       53.687351       63.290862
       77            16.252614       21.788942       33.779811       38.803952       48.384897       58.533969       68.996733
       78            17.630747       23.700844       36.789906       42.198700       52.728947       63.709627       74.896370
       79            19.119495       25.712653       40.062989       45.875797       57.276981       69.135111       81.131604
       80            20.610404       27.837886       43.618288       49.786914       62.125579       74.770385       93.637478
       81            24.008335       31.685744       47.319598       54.827984       71.746200       93.637478      121.539870
       82            30.879491       40.886953       53.963795       71.016224       93.073396      121.539870      130.363691
       83            39.565176       52.715522       69.869119       92.396499      121.539870      130.363691      139.246585
       84            50.603060       68.096320       91.155520      121.539870      130.363691      139.246585      151.311466
       85            64.550723       88.786379      121.539870      130.363691      139.246585      151.311466      163.691439
       86            81.904589      121.539870      130.363691      139.246585      151.311466      163.691439      168.540302
       87           121.539870      130.363691      139.246585      151.311466      163.691439      168.540302      175.888407
       88           130.363691      139.246585      151.311466      163.691439      168.540302      175.888407      187.884323
       89           139.246585      151.311466      163.691439      168.540302      175.888407      187.884323      207.420611
       90           151.311466      163.691439      168.540302      175.888407      187.884323      207.420611      233.817716
       91           163.691439      168.540302      175.888407      187.884323      207.420611      233.817716      262.106354
       92           168.540302      175.888407      187.884323      207.420611      233.817716      262.106354      297.468598
       93           175.888407      187.884323      207.420611      233.817716      262.106354      297.468598      339.910102
       94           187.884323      207.420611      233.817716      262.106354      297.468598      339.910102     1000.000000
       95           207.420611      233.817716      262.106354      297.468598      339.910102     1000.000000     1000.000000
       96           233.817716      262.106354      297.468598      339.910102     1000.000000     1000.000000     1000.000000
       97           262.106354      297.468598      339.910102     1000.000000     1000.000000     1000.000000     1000.000000
       98           297.468598      339.910102     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       99           339.910102     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000

                 Select Mortality by Policy Year

   Issue Age        8                9               10              11              12              13              14
   ---------         --------        --------        --------        --------        --------        --------        --------
       56           10.981028       12.567522       14.332513       15.996312       17.806248       19.735360       21.854484
       57           12.149070       13.959837       15.690000       17.526276       19.510164       21.652335       24.010554
       58           13.493991       15.281584       17.171644       19.203078       21.382804       23.788234       26.419874
       59           14.754046       16.723688       18.814104       21.045890       23.516509       26.175246       29.129479
       60           16.126414       18.302294       20.619133       23.121274       25.849074       28.859483       32.216098
       61           17.647179       20.035148       22.627229       25.414179       28.499490       31.884315       35.625753
       62           19.316399       22.009674       24.870560       28.019498       31.486176       35.295205       39.397740
       63           21.194501       24.163856       27.419509       30.955324       34.817746       38.991578       43.813217
       64           23.266885       26.609524       30.291758       34.230105       38.504183       43.406283       48.607356
       65           25.619541       29.395945       33.458826       37.813707       42.818489       48.105732       53.723879
       66           28.267884       32.467181       36.960767       42.049837       47.453621       53.169453       59.129940
       67           31.181716       35.864128       41.100324       46.600860       52.448699       58.519094       64.986549
       68           34.401944       39.834308       45.547450       51.450733       57.724993       64.248066       71.214909
       69           38.206572       44.092741       50.230995       56.625470       63.375313       70.478457       77.964667
       70           42.286895       48.678603       55.281607       62.234020       69.447424       77.077789       85.210524
       71           46.627226       53.510153       60.689918       68.195455       76.029660       84.241221       96.020987
       72           51.250021       58.743007       66.501616       74.578404       83.007563       96.020987      104.282267
       73           56.191882       64.292260       72.643397       81.421432       96.020987      104.282267      112.816238
       74           61.493742       70.224638       79.306589       88.627371      104.282267      112.816238      121.539870
       75           67.160876       76.663036       86.322868      104.282267      112.816238      121.539870      130.363691
       76           73.226417       83.346217       93.645476      112.816238      121.539870      130.363691      139.246585
       77           79.601398       90.412725      112.816238      121.539870      130.363691      139.246585      151.311466
       78           86.345717      112.816238      121.539870      130.363691      139.246585      151.311466      163.691439
       79           93.186213      121.539870      130.363691      139.246585      151.311466      163.691439      168.540302
       80          121.539870      130.363691      139.246585      151.311466      163.691439      168.540302      175.888407
       81          130.363691      139.246585      151.311466      163.691439      168.540302      175.888407      187.884323
       82          139.246585      151.311466      163.691439      168.540302      175.888407      187.884323      207.420611
       83          151.311466      163.691439      168.540302      175.888407      187.884323      207.420611      233.817716
       84          163.691439      168.540302      175.888407      187.884323      207.420611      233.817716      262.106354
       85          168.540302      175.888407      187.884323      207.420611      233.817716      262.106354      297.468598
       86          175.888407      187.884323      207.420611      233.817716      262.106354      297.468598      339.910102
       87          187.884323      207.420611      233.817716      262.106354      297.468598      339.910102     1000.000000
       88          207.420611      233.817716      262.106354      297.468598      339.910102     1000.000000     1000.000000
       89          233.817716      262.106354      297.468598      339.910102     1000.000000     1000.000000     1000.000000
       90          262.106354      297.468598      339.910102     1000.000000     1000.000000     1000.000000     1000.000000
       91          297.468598      339.910102     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       92          339.910102     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       93         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       94         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       95         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       96         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       97         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       98         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       99         1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000

                 Select Mortality by
                    Policy Year              Ultimate Mortality

   Issue Age        15                     Attained Age        Rate
   ---------        --------               ------------        ----
       56          24.356385                       71       27.180940
       57          26.691683                       72       29.999463
       58          29.339475                       73       33.178267
       59          32.448346                       74       36.727580
       60          35.919574                       75       40.616227
       61          39.682054                       76       45.214878
       62          44.174936                       77       50.162390
       63          49.008655                       78       55.442600
       64          54.111977                       79       61.084649
       65          59.618617                       80       67.134865
       66          65.523628                       81       73.645200
       67          71.804070                       82       80.625302
       68          78.609669                       83       88.118433
       69          85.915472                       84       96.020987
       70          96.020987                       85      104.282267
       71         104.282267                       86      112.816238
       72         112.816238                       87      121.539870
       73         121.539870                       88      130.363691
       74         130.363691                       89      139.246585
       75         139.246585                       90      151.311466
       76         151.311466                       91      163.691439
       77         163.691439                       92      168.540302
       78         168.540302                       93      175.888407
       79         175.888407                       94      187.884323
       80         187.884323                       95      207.420611
       81         207.420611                       96      233.817716
       82         233.817716                       97      262.106354
       83         262.106354                       98      297.468598
       84         297.468598                       99      339.910102
       85         339.910102                      100     1000.000000
       86        1000.000000
       87        1000.000000
       88        1000.000000
       89        1000.000000
       90        1000.000000
       91        1000.000000
       92        1000.000000
       93        1000.000000
       94        1000.000000
       95        1000.000000
       96        1000.000000
       97        1000.000000
       98        1000.000000
       99        1000.000000

                                   Schedule 3

              Mortality Rates Per Thousand - Variable Life Female

                 Select Mortality by Policy Year

   Issue Age          1               2               3               4               5               6               7
   ---------          --------        --------        --------        --------        --------        --------        --------
       0              0.784555        0.381539        0.337998        0.309048        0.280098        0.273251        0.257134
       1              0.374155        0.325739        0.309048        0.280098        0.270448        0.253751        0.227494
       2              0.319435        0.297839        0.280098        0.270448        0.251148        0.224501        0.207734
       3              0.292075        0.269939        0.270448        0.251148        0.222198        0.205001        0.178094
       4              0.264715        0.260639        0.251148        0.222198        0.202898        0.175751        0.168214
       5              0.255595        0.242039        0.222198        0.202898        0.173948        0.166001        0.168214
       6              0.237355        0.214139        0.202898        0.173948        0.164298        0.166001        0.187974
       7              0.209995        0.195539        0.173948        0.164298        0.164298        0.185501        0.237374
       8              0.191755        0.167639        0.164298        0.164298        0.183598        0.234251        0.286774
       9              0.164395        0.158339        0.164298        0.183598        0.231848        0.283001        0.316414
       10             0.155275        0.158339        0.183598        0.231848        0.280098        0.312251        0.336982
       11             0.155275        0.176939        0.231848        0.280098        0.309048        0.332548        0.346862
       12             0.173515        0.223439        0.280098        0.309048        0.329137        0.342298        0.348679
       13             0.219115        0.269939        0.309048        0.329137        0.338787        0.344091        0.361704
       14             0.264715        0.297839        0.329137        0.338787        0.340562        0.356945        0.371764
       15             0.292075        0.317200        0.338787        0.340562        0.353284        0.366872        0.381479
       16             0.305262        0.326500        0.340562        0.353284        0.363109        0.376460        0.391883
       17             0.312106        0.328210        0.353284        0.363109        0.372599        0.386727        0.398350
       18             0.310212        0.337175        0.361228        0.370668        0.381174        0.392302        0.415452
       19             0.318138        0.342790        0.368352        0.378397        0.387061        0.409547        0.419022
       20             0.323224        0.347888        0.376018        0.382222        0.404064        0.413475        0.428051
       21             0.327810        0.353409        0.379803        0.397316        0.408355        0.423242        0.438204
       22             0.332783        0.354806        0.394785        0.399394        0.417558        0.433271        0.447573
       23             0.333840        0.366526        0.396407        0.406189        0.427440        0.442977        0.459037
       24             0.344593        0.365258        0.403129        0.413536        0.437463        0.454783        0.464659
       25             0.344349        0.369462        0.410396        0.420461        0.449110        0.460819        0.468599
       26             0.348475        0.373617        0.416785        0.428782        0.452658        0.463258        0.484891
       27             0.352088        0.376806        0.425000        0.431538        0.454031        0.478830        0.497298
       28             0.357507        0.382925        0.427697        0.432665        0.468728        0.490529        0.514965
       29             0.363070        0.383056        0.428295        0.445494        0.479072        0.507911        0.558766
       30             0.362895        0.380706        0.441453        0.455119        0.495430        0.550479        0.596923
       31             0.359826        0.387913        0.450432        0.469383        0.535681        0.587387        0.658233
       32             0.368719        0.392110        0.463957        0.506085        0.570859        0.646957        0.711661
       33             0.363991        0.392871        0.500758        0.537803        0.627224        0.698638        0.793156
       34             0.364654        0.417890        0.531446        0.589168        0.676423        0.778548        0.871494
       35             0.380600        0.442448        0.582121        0.632758        0.751908        0.854406        0.966556
       36             0.393499        0.484161        0.625863        0.702068        0.824027        0.945383        1.048981
       37             0.428486        0.518616        0.693474        0.766117        0.910447        1.023537        1.145341
       38             0.457332        0.574028        0.756624        0.843751        0.986528        1.117344        1.250513
       39             0.503564        0.625615        0.834223        0.911353        1.075348        1.216942        1.353483
       40             0.545870        0.688128        0.898631        0.988811        1.172181        1.315379        1.472221
       41             0.598142        0.741342        0.977357        1.074266        1.265080        1.422315        1.595188
       42             0.640723        0.804284        1.061677        1.156863        1.369082        1.533695        1.722091
       43             0.692295        0.871442        1.141621        1.250972        1.474011        1.651561        1.864017
       44             0.746951        0.937379        1.231010        1.349218        1.582991        1.785286        2.014984
       45             0.803250        1.008097        1.322089        1.449769        1.702299        1.927275        2.173331
       46             0.868361        1.081545        1.414504        1.561859        1.830334        2.075905        2.355484
       47             0.936856        1.155897        1.517174        1.682615        1.960994        2.249528        2.548132
       48             1.005043        1.236295        1.624912        1.806113        2.113687        2.430163        2.766051
       49             1.083088        1.322549        1.738664        1.947960        2.282702        2.634335        2.992010
       50             1.165598        1.413914        1.869173        2.099850        2.470492        2.849035        3.219054
       51             1.251539        1.515986        2.005474        2.268098        2.664214        3.060925        3.465307
       52             1.350260        1.622075        2.162082        2.441034        2.861381        3.290415        3.745786
       53             1.453969        1.744443        2.322469        2.616658        3.070783        3.551886        4.046841
       54             1.570963        1.865647        2.484884        2.806411        3.309512        3.831838        4.393920
       55             1.691288        1.987907        2.655922        3.014256        3.569056        4.154441        4.761531

                 Select Mortality by Policy Year

   Issue Age          8                9               10              11              12              13              14
   ---------           --------        --------        --------        --------        --------        --------        --------
       0               0.226803        0.208155        0.180257        0.170257        0.170257        0.190257        0.240257
       1               0.207103        0.178455        0.170257        0.170257        0.190257        0.240257        0.290257
       2               0.177553        0.168555        0.170257        0.190257        0.240257        0.290257        0.320257
       3               0.167703        0.168555        0.190257        0.240257        0.290257        0.320257        0.341075
       4               0.167703        0.188355        0.240257        0.290257        0.320257        0.341075        0.351075
       5               0.187403        0.237855        0.290257        0.320257        0.341075        0.351075        0.352914
       6               0.236653        0.287355        0.320257        0.341075        0.351075        0.352914        0.366097
       7               0.285903        0.317055        0.341075        0.351075        0.352914        0.366097        0.376279
       8               0.315453        0.337664        0.351075        0.352914        0.366097        0.376279        0.386113
       9               0.335959        0.347564        0.352914        0.366097        0.376279        0.386113        0.396643
       10              0.345809        0.349385        0.366097        0.376279        0.386113        0.396643        0.403188
       11              0.347621        0.362436        0.376279        0.386113        0.396643        0.403188        0.421779
       12              0.360606        0.372516        0.386113        0.396643        0.403188        0.421779        0.426703
       13              0.370635        0.382252        0.396643        0.403188        0.421779        0.426703        0.437233
       14              0.380321        0.392677        0.403188        0.421779        0.426703        0.437233        0.448520
       15              0.390693        0.399156        0.421779        0.426703        0.437233        0.448520        0.459520
       16              0.397140        0.417561        0.426703        0.437233        0.448520        0.459520        0.472747
       17              0.415452        0.422436        0.437233        0.448520        0.459520        0.472747        0.480020
       18              0.419449        0.431986        0.447623        0.459061        0.472747        0.480020        0.485595
       19              0.428926        0.442241        0.457222        0.471801        0.480020        0.485595        0.505095
       20              0.439101        0.452168        0.469438        0.478099        0.485595        0.505095        0.520731
       21              0.449411        0.464710        0.475219        0.483167        0.505095        0.520731        0.542640
       22              0.461401        0.470899        0.479768        0.502064        0.520731        0.542640        0.591913
       23              0.467539        0.475398        0.497518        0.517086        0.542640        0.591913        0.635701
       24              0.471998        0.493478        0.511878        0.537756        0.591913        0.635701        0.704747
       25              0.489942        0.507713        0.531787        0.585994        0.635701        0.704747        0.766051
       26              0.503026        0.526903        0.578299        0.627437        0.703337        0.765284        0.859324
       27              0.521477        0.572971        0.619172        0.694175        0.762220        0.857605        0.949340
       28              0.566460        0.612815        0.684309        0.752262        0.853309        0.946492        1.058659
       29              0.605187        0.676557        0.749197        0.841278        0.939846        1.054424        1.156539
       30              0.668100        0.733110        0.829248        0.927505        1.045955        1.150756        1.272601
       31              0.722386        0.818936        0.913265        1.031134        1.139191        1.264965        1.398784
       32              0.806905        0.900923        1.015254        1.122999        1.250967        1.388992        1.524193
       33              0.886683        1.000433        1.105651        1.231878        1.370808        1.512000        1.663527
       34              0.984553        1.089460        1.212789        1.351225        1.490661        1.648555        1.808603
       35              1.069799        1.193700        1.331642        1.467798        1.621939        1.790517        1.959147
       36              1.169520        1.309262        1.447983        1.598649        1.754345        1.931719        2.123618
       37              1.281286        1.423596        1.578687        1.736259        1.898414        2.089572        2.296574
       38              1.393113        1.552070        1.712747        1.878822        2.059782        2.257336        2.480595
       39              1.517136        1.683809        1.853353        2.038503        2.231946        2.435629        2.689653
       40              1.644020        1.820048        2.010841        2.208865        2.413146        2.646183        2.913836
       41              1.776947        1.972539        2.176552        2.388166        2.624449        2.869598        3.164414
       42              1.925726        2.135006        2.353192        2.594564        2.846004        3.125863        3.427909
       43              2.081919        2.308227        2.553812        2.813563        3.096949        3.389549        3.689676
       44              2.248273        2.504909        2.769324        3.061611        3.358165        3.659556        3.977782
       45              2.439705        2.713289        3.013422        3.319806        3.621906        3.949312        4.309857
       46              2.642507        2.949170        3.264011        3.580492        3.912706        4.274603        4.667962
       47              2.868855        3.197754        3.520252        3.863899        4.234941        4.634517        5.086327
       48              3.107087        3.444953        3.798823        4.182060        4.586739        5.044678        5.525867
       49              3.347063        3.713410        4.107144        4.524627        4.992618        5.486235        6.039644
       50              3.603594        4.014601        4.448181        4.924939        5.429618        5.990139        6.607510
       51              3.895617        4.347846        4.841642        5.350353        5.928257        6.553294        7.363829
       52              4.214066        4.727108        5.254103        5.841623        6.485525        7.303408        8.190299
       53              4.581338        5.129545        5.736424        6.390648        7.220329        8.123028        8.817003
       54              4.971016        5.594096        6.275440        7.114592        8.030530        8.744584        9.451363
       55              5.414640        6.119570        6.978644        7.912805        8.645008        9.373654       10.124744

                 Select Mortality by
                     Policy Year                 Ultimate Mortality

   Issue Age           15                     Attained Age        Rate
   ---------           --------               ------------        ----
       0               0.290257                       15        0.320257
       1               0.320257                       16        0.341075
       2               0.341075                       17        0.351075
       3               0.351075                       18        0.352914
       4               0.352914                       19        0.366097
       5               0.366097                       20        0.376279
       6               0.376279                       21        0.386113
       7               0.386113                       22        0.396643
       8               0.396643                       23        0.403188
       9               0.403188                       24        0.421779
       10              0.421779                       25        0.426703
       11              0.426703                       26        0.437233
       12              0.437233                       27        0.448520
       13              0.448520                       28        0.459520
       14              0.459520                       29        0.472747
       15              0.472747                       30        0.480020
       16              0.480020                       31        0.485595
       17              0.485595                       32        0.505095
       18              0.505095                       33        0.520731
       19              0.520731                       34        0.542640
       20              0.542640                       35        0.591913
       21              0.591913                       36        0.635701
       22              0.635701                       37        0.704747
       23              0.704747                       38        0.766051
       24              0.766051                       39        0.859324
       25              0.859324                       40        0.949340
       26              0.949340                       41        1.058659
       27              1.058659                       42        1.156539
       28              1.156539                       43        1.272601
       29              1.272601                       44        1.398784
       30              1.398784                       45        1.524193
       31              1.524193                       46        1.663527
       32              1.663527                       47        1.808603
       33              1.808603                       48        1.959147
       34              1.959147                       49        2.127874
       35              2.127874                       50        2.308114
       36              2.308114                       51        2.498081
       37              2.498081                       52        2.716821
       38              2.716821                       53        2.949227
       39              2.949227                       54        3.212603
       40              3.212603                       55        3.487191
       41              3.487191                       56        3.764976
       42              3.764976                       57        4.067262
       43              4.067262                       58        4.406807
       44              4.406807                       59        4.777853
       45              4.777853                       60        5.206066
       46              5.200860                       61        5.661749
       47              5.650426                       62        6.188160
       48              6.169595                       63        6.776933
       49              6.763379                       64        7.552645
       50              7.514882                       65        8.408932
       51              8.358478                       66        9.052365
       52              8.988998                       67        9.713631
       53              9.635922                       68       10.405698
       54             10.312047                       69       11.154535
       55             11.042990                       70       12.047939

                                   Schedule 3

              Mortality Rates Per Thousand - Variable Life Female

                 Select Mortality by Policy Year

   Issue Age          1               2               3               4               5               6               7
   ---------          --------        --------        --------        --------        --------        --------        --------
       56             1.807188        2.119044        2.851204        3.244162        3.862901        4.501091        5.185678
       57             1.936017        2.260692        3.067381        3.508889        4.178371        4.894834        5.658739
       58             2.075606        2.417593        3.316264        3.782049        4.535921        5.340223        6.291353
       59             2.212146        2.597827        3.578226        4.102750        4.940384        5.921274        6.979413
       60             2.347936        2.791242        3.886164        4.459222        5.475668        6.567376        7.486306
       61             2.508155        3.007446        4.242360        4.931877        6.062840        7.042740        8.004032
       62             2.673285        3.246151        4.690193        5.448988        6.481493        7.518350        8.553484
       63             2.866643        3.572401        5.163084        5.820671        6.916105        8.022793        9.135564
       64             3.089032        3.935380        5.530995        6.197296        7.367234        8.555528        9.831118
       65             3.388799        4.182193        5.886460        6.586807        7.852793        9.204626       10.623576
       66             3.575684        4.429416        6.253824        7.005048        8.433557        9.944085       11.619873
       67             3.768889        4.661753        6.659257        7.505866        9.094722       10.846170       12.820995
       68             3.964571        4.930304        7.132380        8.075486        9.914861       11.964147       14.257797
       69             4.171796        5.252901        7.683472        8.797290       10.916887       13.284870       15.904428
       70             4.433642        5.631933        8.353127        9.663349       12.099669       14.815084       18.028100
       71             4.717234        6.089329        9.187322       10.684503       13.468258       16.766133       20.377296
       72             5.072053        6.648511       10.171505       11.883757       15.233744       18.921775       22.945798
       73             5.521914        7.323484       11.289569       13.408399       17.159828       21.300628       25.780191
       74             6.032145        8.100761       12.754881       15.091456       19.280243       23.894628       28.881203
       75             6.654904        9.104190       14.350928       16.913506       21.618949       26.760811       32.335269
       76             7.414056       10.163112       16.105353       18.920644       24.165158       29.914227       36.124105
       77             8.273489       11.343017       17.977863       21.130804       26.959736       33.409045       40.335651
       78             9.178319       12.613763       20.034050       23.512829       30.095751       37.244797       44.860862
       79            10.175536       14.001900       22.322825       26.184224       33.484257       41.410027       49.771141
       80            11.223455       15.511081       24.895721       29.105547       37.211510       45.868776       58.827795
       81            13.377281       18.085062       27.663148       32.840452       44.013554       58.827795       78.172371
       82            17.624882       23.902608       32.322827       43.565741       58.473411       78.172371       85.831535
       83            23.129895       31.575145       42.862036       58.048150       78.172371       85.831535       93.845671
       84            30.309839       41.774492       57.268504       78.172371       85.831535       93.845671      104.377795
       85            39.599404       55.780090       78.172371       85.831535       93.845671      104.377795      115.585735
       86            51.456602       78.172371       85.831535       93.845671      104.377795      115.585735      121.280445
       87            78.172371       85.831535       93.845671      104.377795      115.585735      121.280445      129.719944
       88            85.831535       93.845671      104.377795      115.585735      121.280445      129.719944      143.103925
       89            93.845671      104.377795      115.585735      121.280445      129.719944      143.103925      164.645436
       90           104.377795      115.585735      121.280445      129.719944      143.103925      164.645436      193.457709
       91           115.585735      121.280445      129.719944      143.103925      164.645436      193.457709      224.511264
       92           121.280445      129.719944      143.103925      164.645436      193.457709      224.511264      263.331112
       93           129.719944      143.103925      164.645436      193.457709      224.511264      263.331112      309.919361
       94           143.103925      164.645436      193.457709      224.511264      263.331112      309.919361     1000.000000
       95           164.645436      193.457709      224.511264      263.331112      309.919361     1000.000000     1000.000000
       96           193.457709      224.511264      263.331112      309.919361     1000.000000     1000.000000     1000.000000
       97           224.511264      263.331112      309.919361     1000.000000     1000.000000     1000.000000     1000.000000
       98           263.331112      309.919361     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       99           309.919361     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000

                 Select Mortality by Policy Year

   Issue Age          8                9               10              11              12              13              14
   ---------           --------        --------        --------        --------        --------        --------        --------
       56              5.916262        6.804933        7.761444        8.509223        9.266804       10.031093       10.853362
       57              6.578354        7.559629        8.346280        9.121099        9.916630       10.752972       11.710597
       58              7.307362        8.129024        8.936540        9.760545       10.619117       11.602165       12.701250
       59              7.848400        8.703413        9.562836       10.451799       11.469638       12.583646       13.912327
       60              8.392577        9.302694       10.239863       11.276871       12.426840       13.783376       15.407409
       61              8.969712        9.949845       11.035912       12.217766       13.611442       15.248733       17.158887
       62              9.592900       10.734714       11.956423       13.382197       15.058322       16.999681       19.212074
       63             10.337132       11.616678       13.095640       14.804441       16.769716       19.014011       21.836536
       64             11.185463       12.708789       14.487090       16.486683       18.776336       21.633720       24.743859
       65             12.235970       14.058666       16.115202       18.439630       21.340763       24.488505       27.967897
       66             13.519168       15.637584       18.023698       20.957666       24.156544       27.679271       31.469388
       67             15.018449       17.488929       20.484429       23.722441       27.304056       31.144291       35.388613
       68             16.775904       19.853445       23.186196       26.784529       30.721665       34.986470       39.680463
       69             19.042181       22.445668       26.149551       30.136490       34.511209       39.270117       44.499375
       70             21.526391       25.341397       29.421277       33.889715       38.695633       43.993178       49.814272
       71             24.273479       28.478496       33.048870       37.998044       43.394944       49.247615       57.513926
       72             27.275637       31.988674       37.054248       42.566621       48.526416       57.513926       63.973188
       73             30.599452       35.823210       41.462189       47.599159       57.513926       63.973188       70.876862
       74             34.263895       40.081650       46.362818       53.085354       63.973188       70.876862       78.172371
       75             38.332968       44.817390       51.705020       63.973188       70.876862       78.172371       85.831535
       76             42.808335       49.922088       57.447923       70.876862       78.172371       85.831535       93.845671
       77             47.679045       55.464754       70.876862       78.172371       85.831535       93.845671      104.377795
       78             52.969800       70.876862       78.172371       85.831535       93.845671      104.377795      115.585735
       79             58.544288       78.172371       85.831535       93.845671      104.377795      115.585735      121.280445
       80             78.172371       85.831535       93.845671      104.377795      115.585735      121.280445      129.719944
       81             85.831535       93.845671      104.377795      115.585735      121.280445      129.719944      143.103925
       82             93.845671      104.377795      115.585735      121.280445      129.719944      143.103925      164.645436
       83            104.377795      115.585735      121.280445      129.719944      143.103925      164.645436      193.457709
       84            115.585735      121.280445      129.719944      143.103925      164.645436      193.457709      224.511264
       85            121.280445      129.719944      143.103925      164.645436      193.457709      224.511264      263.331112
       86            129.719944      143.103925      164.645436      193.457709      224.511264      263.331112      309.919361
       87            143.103925      164.645436      193.457709      224.511264      263.331112      309.919361     1000.000000
       88            164.645436      193.457709      224.511264      263.331112      309.919361     1000.000000     1000.000000
       89            193.457709      224.511264      263.331112      309.919361     1000.000000     1000.000000     1000.000000
       90            224.511264      263.331112      309.919361     1000.000000     1000.000000     1000.000000     1000.000000
       91            263.331112      309.919361     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       92            309.919361     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       93           1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       94           1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       95           1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       96           1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       97           1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       98           1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000
       99           1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000     1000.000000

                 Select Mortality by
                    Policy Year                   Ultimate Mortality

   Issue Age            15                     Attained Age        Rate
   ---------            --------               ------------        ----
       56              11.879268                       71       13.067129
       57              12.831921                       72       14.327834
       58              14.012621                       73       15.867568
       59              15.518482                       74       17.689574
       60              17.300404                       75       19.806262
       61              19.350718                       76       22.535125
       62              22.016817                       77       25.535458
       63              24.948143                       78       28.862639
       64              28.169936                       79       32.509698
       65              31.729466                       80       36.558485
       66              35.681081                       81       41.034605
       67              40.008740                       82       46.017968
       68              44.867519                       83       51.514242
       69              50.226386                       84       57.513926
       70              57.513926                       85       63.973188
       71              63.973188                       86       70.876862
       72              70.876862                       87       78.172371
       73              78.172371                       88       85.831535
       74              85.831535                       89       93.845671
       75              93.845671                       90      104.377795
       76             104.377795                       91      115.585735
       77             115.585735                       92      121.280445
       78             121.280445                       93      129.719944
       79             129.719944                       94      143.103925
       80             143.103925                       95      164.645436
       81             164.645436                       96      193.457709
       82             193.457709                       97      224.511264
       83             224.511264                       98      263.331112
       84             263.331112                       99      309.919361
       85             309.919361                      100     1000.000000
       86            1000.000000
       87            1000.000000
       88            1000.000000
       89            1000.000000
       90            1000.000000
       91            1000.000000
       92            1000.000000
       93            1000.000000
       94            1000.000000
       95            1000.000000
       96            1000.000000
       97            1000.000000
       98            1000.000000
       99            1000.000000